Confidential
Exhibit 10.42
Execution Version
Certain information in the marked exhibit below

has been omitted because it is both (i) not material and (ii) is the type that the registrant

treats as private or confidential.

Omissions are designated as “[*****].”
Standby Letter of Credit Agreement
(Committed/Unsecured)
STANDBY

LETTER OF CREDIT

AGREEMENT (the

“
Agreement
”), dated

as of

December

30, 2022,

by

and

among
EVEREST

REINSURANCE

(BERMUDA),

LTD.,

a company

incorporated

and existing

under the

laws

of Bermuda
(the “
Account

Party
”), and BAYERISCHE LANDESBANK, NEW YORK BRANCH, the New York Branch of a financial institution organized

under the laws of the Federal Republic of Germany

(“
Bank ”).
1.

DEFINED TERMS.
(a) Definitions.
For purposes of

this Agreement,

in addition to

the terms defined

elsewhere herein,
the following terms have the

meanings set forth below

(such meanings to be

equally applicable to
the singular and plural forms thereof):
“ Affected Financial Institution
” means (a) any EEA Financial Institution

or (b) any UK Financial
Institution.
“ A.M. Best
” means A.M. Best Company,

Inc.
“ Anti-Corruption Laws
” means all laws, rules,

and regulations of any jurisdiction applicable to the
Account Party from time to time concerning or relating

to bribery or corruption, including, to the
extent

applicable,

the United

States

Foreign

Corrupt

Practices

Act

of

1977

and

the

rules

and
regulations

thereunder

and the U.K.

Bribery Act 2010 and the rules and regulations thereunder.
“
Anti-Money Laundering

Laws
” means any

and all laws,

rules and regulations

applicable

to

the
Account

Party

from

time

to

time

concerning

or

relating

to

terrorism

financing

or

money
laundering, including any

applicable provision

of the PATRIOT

Act and The Currency

and Foreign
Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12
U.S.C. §§ 1818(s), 1820(b) and 1951-1959).
“ Application ” has the meaning set forth in Section
2(a)
.
“
Annual

Statement
”

means,

with

respect

to

the

Account

Party

for

any

fiscal

year,

the

annual
financial statements

of the

Account

Party

as required

to be

filed with

the

Insurance

Regulatory
Authority

of

its

jurisdiction

of

domicile

and

in

accordance

with

the

laws

of

such

jurisdiction,
together

with

all

exhibits,

schedules,

certificates

and

actuarial

opinions

required

to

be filed

or
delivered therewith.
“ Bail-In Action
” means the exercise of any Write

-Down and Conversion Powers

by the applicable
Resolution Authority in respect of any liability

of an Affected Financial Institution.

Confidential
“ Bail-In Legislation ” means (a) with respect to any EEA Member Country implementing Article 55 of Directive

2014/59/EU of

the European

Parliament and

of the Council

of the European

Union,
the implementing

law,

regulation rule

or requirement

for such

EEA Member

Country from

time
to time which is

described in the EU

Bail-In Legislation Schedule and (b)

with respect to the

United
Kingdom,

Part I

of the

United

Kingdom Banking

Act 2009

(as amended

from time

to time)

and
any other

law,

regulation or

rule applicable

in the

United Kingdom

relating to

the resolution

of
unsound or failing banks,

investment firms or other

financial institutions or

their affiliates (other
than through liquidation, administration

or other insolvency proceedings).
“
Bankruptcy

Law
”

means

the

United

States

Bankruptcy

Code

(11

U.S.C.

§

101
et

seq.
),

as
amended,

modified,

succeeded

or

replaced

from

time

to

time,

and

all

other

liquidation,
conservatorship,

bankruptcy,

assignment

for

the

benefit

of

creditors,

moratorium,
rearrangement, receivership, insolvency,

reorganization or similar debtor relief laws

of the United
States or

any state

thereof,

Bermuda or any

other foreign

or other applicable

jurisdictions from
time to time in effect and affecting

the rights of creditors generally.
“
Base

Rate
”

means,

at

any

time,

the

highest

of

(a)

0.00%,

(b)

the

prime

rate

per

annum
established

by the

JPMorgan

Chase Bank,

N.A. as

the reference

rate

for short

term commercial
loans in Dollars, and (c) the NYFRB Rate plus 0.50%;

each change in the Base Rate shall take effect
simultaneously with the corresponding change or changes

in the rate specified in

clause (b) above
or the NYFRB Rate.
“ Business Day
” means (i)

any day other than

a Saturday, Sunday or legal holiday

on which banks in
Hamilton, Bermuda and

New York

City,

New York,

are open for

the conduct of

their commercial
banking business and (ii)

when used in

connection with

a Letter of

Credit denominated in

a Foreign
Currency, such day is also a day

on which banks are

open for dealings in

deposits in such Foreign
Currency in the principal financial center for such

Foreign Currency.
“
Capital

Stock
”

means

(i)

with

respect

to

any

Person

that

is

a

corporation,

any

and

all

shares,
interests

or equivalents

in capital

stock

(whether voting

or nonvoting,

and whether

common or
preferred)

of such

corporation,

and (ii)

with respect

to any

Person

that is

not a

corporation, any
and all partnership,

membership, limited liability

company or other

equity interests of such

Person;
and in

each case,

any and

all warrants, rights

or options

to purchase any of the foregoing.
“ Cash Equivalents ” means (i) securities issued or unconditionally guaranteed by the United States of

America

or any

agency

or

instrumentality

thereof,

backed

by the

full

faith

and

credit

of

the
United States of America and maturing within 90 days from the date of acquisition, (ii) commercial
paper issued

by any

Person

organized

under the

laws of

the United

States of

America, maturing
within 90

days

from the

date of

acquisition and,

at the

time of

acquisition,

having

a rating

of at
least A 1

or the equivalent

thereof by Standard

& Poor’s

or at least

P 1 or the

equivalent thereof
by Moody’s,

(iii) time deposits

and certificates

of deposit

maturing within

90 days

from the

date
of issuance and issued

by a bank or trust

company organized

under the laws

of the United States
of America or any state thereof that

has combined capital and surplus

of at least $500,000,000

and
that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or

the equivalent thereof by Standard & Poor’s or

at least A2 or the

equivalent thereof
by Moody’s,

(iv) repurchase obligations

with a term not

exceeding seven

(7) days

with respect to
underlying securities of the types described in clause (i) above entered into with any bank or trust
company meeting the

qualifications specified in

clause (iii) above, and

(v) money market funds

at
least 95%

of the

assets of

which are

continuously

invested

in securities

of the

type described

in
clauses (i) through (iv) above.

Confidential
“ Change in Control
” means (a)

the acquisition

of ownership,

directly or

indirectly,

beneficially or
of record, by any Person

or group (within the meaning of the Securities Exchange

Act of 1934 and
the rules of the SEC thereunder as in effect on the date hereof), other than Everest

Re Group, Ltd.
and

any

of

its

direct

or

indirect

Subsidiaries,

of

Capital

Stock

representing

25%

or

more

of

the
aggregate ordinary

voting power

represented

by the issued

and outstanding

Capital Stock

of the
Account

Party;

or

(b) the

acquisition

of

direct

or

indirect

Control

of

the

Account

Party

by

any
Person or group, other than Everest

Re Group, Ltd. and any

of its direct or indirect Subsidiaries.

“
Change in

Law
” means

the occurrence

after the

date of

this Agreement

of: (a)

the adoption

or
effectiveness of any law,

rule, regulation, judicial ruling, judgment or treaty,

(b) any change in any
law,

rule,

regulation

or

treaty

or

in

the

administration,

interpretation,

implementation

or
application by any Governmental Authority of any law, rule, regulation or treaty,

or (c) the making
or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that notwithstanding

anything herein to the contrary,

(i) the
Dodd-Frank Wall Street

Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder

or issued

in connection

therewith and

(ii) all

requests,

rules, guidelines

or
directives concerning capital adequacy promulgated by the

Bank for International Settlements, the
Basel

Committee

on

Banking

Supervision

(or

any

successor

or

similar

authority)

or

the

U.S.
federal or

foreign regulatory

authorities shall, in

each case, be

deemed to be

a “Change

in

Law,”
regardless of the date enacted,

adopted or

issued.
“ Closing Date ” means December 30, 2022.
“ Code
”

means

the

Internal

Revenue

Code

of

1986,

and

the

rules

and

regulations

promulgated
thereunder.
“ Commitment
”

means

the

obligation

of

Bank

to

Issue

Letters

of

Credit

for

the

account

of

the
Account Party hereunder in an aggregate principal amount at any time outstanding not to exceed
$150,000,000, as such amount may be reduced from

time to time pursuant to

the terms hereof.
[*****]

“
Commitment Termination

Date
” means

the earliest

to occur

of (a)

December 30,

2024, (b)

the
date of termination of the entire Commitment by the Account

Party pursuant
to
Section 2(h) , and
(c) the date of termination of the Commitment
pursuant

to
Section
11(a)
.
“ Control
” means the possession,

directly or indirectly, of the power to direct

or cause the direction
of the management or

policies of a Person,

whether through the ability

to exercise voting

power,
by contract or otherwise.

“
Controlling ” and “ Controlled ” have meanings correlative thereto.
[*****]

“ Credit Documents
” means,

collectively, this Agreement, [*****],

the Letter of

Credit Documents,
and

each

other

agreement,

document,

or

instrument

executed

and

delivered

by

the

Account
Party to the Bank in connection with any

Credit Document or any Letter

of Credit.
“ Default
”

means

any

of the

events

specified

in
Section
10
which

with

the

passage

of time,

the
giving of notice or any other condition, would

constitute an Event of

Default.

Confidential
“
Disqualified Capital

Stock
” means, with

respect to any

Person, any

Capital Stock

of such Person
that,

by

its

terms

(or

by

the

terms

of

any

security

into

which

it

is

convertible

or

for

which

it

is
exchangeable),

or upon

the happening

of any

event

or

otherwise,

(i) matures

or is

mandatorily
redeemable

or

subject

to

any

mandatory

repurchase

requirement,

pursuant

to

a

sinking

fund
obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole

option

of

the

holder

thereof, or (iii) is convertible

into or exchangeable for

(whether at

the

option

of

the issuer or the holder

thereof) (A) debt securities or (B)

any Capital Stock referred
to in clause

(i) or (ii)

above, in each

case under clause

(i), (ii) or

(iii) above at

any time on

or prior
to

the

Final

Maturity

Date;

provided,

however,

that

only

the

portion

of

Capital

Stock

that

so
matures or is mandatorily

redeemable, is so redeemable

at the option of the

holder thereof,

or is
so convertible or exchangeable on or prior to such date

shall be deemed to be Disqualified Capital
Stock.
“ Dollar Amount ” means, at any time, (i) with respect to any amount denominated in Dollars, such amount, and (ii) with respect to any amount denominated in any Foreign

Currency, the equivalent
amount

thereof

in

Dollars

as

determined

by

Bank

at

such

time

on

the

basis

of

the

Spot

Rate
(determined in respect of the most recent Revaluation

Date) for the purchase of Dollars with such
Foreign Currency.
“ Dollars ” or “ $
” means dollars of the United States

of America.
“ Draw Date ” has the meaning specified in Section
2(b)(i)
.

“ Due Date ” has the meaning specified in Section
2(b)(i)
.
“ EEA Financial Institution
” means (a) any credit institution or investment

firm established in any
EEA Member Country which is subject to the supervision of an EEA

Resolution Authority,

(b) any
entity established in an EEA Member Country

which is a parent of an institution described in
clause (a) of this definition, or (c) any financial institution established in an EEA Member Country
which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject
to consolidated supervision with its parent.
“ EEA Member Country
” means any of the member states of the European

Union, Iceland,
Liechtenstein, and Norway.
“ EEA Resolution Authority
” means any public administrative

authority or any Person entrusted
with public administrative authority

of any EEA Member Country (including any

delegee) having
responsibility for the resolution of any

EEA Financial Institution.
“ ERISA
” means the

Employee Retirement Income Security Act of

1974, as amended.
“ ERISA Affiliate
” means any trade or business (whether

or not incorporated) that, together with the
Account

Party,

is treated

as a

single employer

under Section

414(b) or

(c) of the

Code or

Section
4001(14) of

ERISA or,

solely for

purposes

of Section 302

of ERISA

and Section 412

of the

Code, is
treated as a single employer under

Section 414(m) or (o) of the Code.

Confidential
“
ERISA

Event
”

means

(a) any

“reportable

event”,

as

defined

in

Section 4043

of

ERISA

or

the
regulations

issued

thereunder

with

respect

to

a

Plan

(other

than

an

event

for

which

the

30

day
notice period

is waived);

(b) the failure

to satisfy

the “minimum

funding standard”

(as defined

in
Section 412 of the Code

or Section 302 of

ERISA), whether or

not waived with

respect to any

Plan;
(c) the filing pursuant

to Section 412(c) of the

Code or Section 302(c) of

ERISA of an application

for
a

waiver

of

the

minimum

funding

standard

with

respect

to

any

Plan;

(d) the

incurrence

by

the
Account Party or any of its ERISA Affiliates

of any liability under Title IV of ERISA with respect to the termination of any

Plan; (e) the receipt

by the Account

Party or any

of its ERISA Affiliates

from the
PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to

appoint

a trustee

to

administer

any

Plan; (f) the

incurrence

by

the Account

Party

or any

of its
ERISA Affiliates

of any liability

with respect to

the withdrawal

or partial withdrawal

of the Account
Party

or any

of its

ERISA Affiliates

from any

Plan or

Multiemployer

Plan; or

(g) the receipt

by the
Account Party

or any of

its ERISA Affiliates

of any notice,

or the receipt

by any Multiemployer

Plan
from, the Account Party,

or any of its ERISA Affiliates of any notice, concerning the imposition upon the Account

Party,

or any

of its

ERISA Affiliates

of Withdrawal

Liability

or a

determination

that a
Multiemployer Plan is, or is expected to be, insolvent

within the meaning of Title IV of ERISA.

“ Event of Default ” has the meaning specified in Section
10
.

“ Exchange Act ” means the Securities Exchange Act of 1934.
“ FATCA
” means (a) Sections 1471

through 1474 of the

Code, as of the date

of this Agreement (or
any

amended

or

successor

version

that

is

substantively

comparable

and

not

materially

more
onerous to comply with),

any current or future

regulations or official interpretations

thereof, and
any

agreements

entered

into

pursuant

to

Section

1471(b)(1)

of

the

Code,

(b)

any

treaty,

law,
regulation

or

other

official

guidance

enacted

in

any

other

jurisdiction,

or

relating

to

an
intergovernmental

agreement

between

the

United

States

and

any

other

jurisdiction

with

the
purpose

(in

either

case)

of

facilitating

the

implementation

of

(a)

above,

or

(c)

any

agreement
pursuant

to

the implementation

of paragraphs

(a) or

(b) above

with

the

IRS,

the

United

States
government or any governmental

or taxation authority in the United States.
“
Federal

Funds

Effective

Rate
” means,

for

any

day,

the rate

calculated

by

the NYFRB

based

on
such day’s federal

funds transactions by depositary

institutions, as determined in such

manner as

shall be set

forth on the NYFRB’s Website

from time to time,

and published on the

next succeeding
Business Day by the NYFRB as the effective

federal funds rate.
“ Final Expiry Date
” means the

date when the

Final Maturity Date has

occurred, all Letters of Credit
have

expired

or

terminated

without

any

pending

drawing

thereon,

and

all

Obligations

owing
hereunder and in the other Credit Documents have

been paid in full.
“ Final Maturity Date
” means the first anniversary of

the Commitment Termination Date.
“
Financial

Strength

Rating
”

means,

as

to

any

Person,

the

rating

that

has

been

most

recently
announced by A.M. Best as the “financial strength

rating” of such Person.
“ Fiscal Year ” means the fiscal year of the Account Party.
“ Foreign Currency
” means any currency other than Dollars approved

by Bank, in its sole discretion,
from time to time.

Confidential
“
Foreign Currency

Equivalent
” means,

at any

time, with

respect to

any amount

denominated in
Dollars, the

equivalent amount

thereof in the

applicable Foreign Currency as determined by Bank
at such time on the basis of the Spot Rate (determined in respect of the

most recent

Revaluation
Date) for the purchase of such Foreign

Currency with Dollars.

“ GAAP
”

means

generally

accepted

accounting

principles

in

the

United

States

set

forth

in

the
opinions and

pronouncements

of the

Accounting Principles

Board and

the American

Institute

of
Certified

Public

Accountants

and

statements

and

pronouncements

of

the

Financial

Accounting
Standards

Board

or

such

other

principles

as

may

be

approved

by

a

significant

segment

of

the
accounting profession in the United States, that are applicable to the circumstances as of the date
of determination, consistently applied.
“
Governmental

Authority
”

means

the

government

of

any

nation

or

any

political

subdivision
thereof, whether at the national, state,

territorial, provincial, municipal or any other level, and

any
agency, authority,

instrumentality,

regulatory body,

court, central bank

or other

entity exercising
executive,

legislative,

judicial,

taxing,

regulatory

or

administrative

powers

or

functions

of,

or
pertaining

to,

government

(including any

supra-

national

bodies such

as the

European

Union or
the European Central Bank).
[*****]

[*****]

“ Hedge Agreement
” means any interest or

foreign currency rate swap,

cap, collar,

option, hedge,
forward rate

or other similar agreement

or arrangement

designed to protect

against fluctuations
in interest rates or currency exchange rates, including any swap agreement

(as defined in 11 U.S.C.
§ 101).
“ Hedge Termination Value
” means, in respect of any one

or more Hedge Agreements, after taking
into

account

the

effect

of

any

legally

enforceable

netting

agreement

relating

to

such

Hedge
Agreements, (a) for

any date on

or after

the date

such Hedge

Agreements have been closed out

and
termination value(s)

determined

in accordance

therewith, such

termination value(s),

and (b)

for
any

date

prior

to

the

date

referenced

in

clause

(a),

the

amount(s)

determined

as

the

mark-to-
market value(s) for

such Hedge Agreements,

as determined based upon

one or more mid-market
or other readily available quotations provided by any recognized dealer in such Hedge Agreements
(which may include Bank or any affiliate

of Bank).

Confidential
“ Indebtedness
” means,

with respect

to any

Person

(without duplication),

(i) all

indebtedness of
such

Person

for

borrowed

money

or in

respect

of loans

or

advances,

(ii) all

obligations

of

such
Person

evidenced

by

notes,

bonds,

debentures

or

similar

instruments,

(iii)

all

reimbursement
obligations of such Person with respect to surety bonds, letters of credit and bankers’ acceptances
(in

each

case,

whether

or

not

drawn

or

matured

and

in

the

stated

amount

thereof),

(iv)

all
obligations

of

such

Person

to

pay

the

deferred

purchase

price

of

property

or

services,

(v)

all
indebtedness

created

or

arising under

any

conditional

sale

or

other

title

retention

agreement
with

respect

to

property

acquired

by

such

Person,

(vi) all

obligations

of such

Person

as lessee
under leases that are or

are required to be, in accordance

with GAAP, recorded as

capital or

finance
leases, to

the extent

such obligations

are

required

to

be

so

recorded,

(vii)

all

obligations

and
liabilities

of

such

Person

incurred

in

connection

with

any

transaction

or

series

of

transactions
providing for the financing of assets through one or more securitizations or in connection with, or
pursuant to, any synthetic

lease or similar off-balance sheet financing, (viii) all Disqualified Capital
Stock issued

by such

Person, with

the amount

of Indebtedness

represented

by such

Disqualified
Capital Stock being equal

to the greater of its

voluntary or involuntary

liquidation preference

and
its maximum fixed repurchase price, but

excluding accrued dividends, if any (for

purposes hereof,
the “maximum fixed repurchase price” of any

Disqualified Capital Stock that does not have a fixed
repurchase price shall

be calculated in

accordance with the terms of

such Disqualified Capital Stock
as if

such Disqualified

Capital Stock

were

purchased

on

any

date

on

which

Indebtedness

shall
be

required

to

be

determined

pursuant to

this Agreement,

and if such

price is based

upon, or
measured by, the fair market value

of such Disqualified

Capital Stock,

such fair market

value shall
be determined

reasonably and in good

faith by the board of directors

or other governing body

of
the issuer

of

such

Disqualified

Capital

Stock),

(ix)

the

Hedge

Termination

Value

of

such

Person
under any Hedge Agreements, calculated as of

any date as if

such agreement or arrangement were
terminated as of such

date, (x) all

contingent obligations of such

Person in respect

of Indebtedness
of other Persons

and (xi) all

indebtedness referred

to in

clauses (i)

through (x)

above secured

by
any

Lien

on

any

property

or

asset

owned

or

held

by

such

Person

regardless

of

whether

the
indebtedness secured

thereby shall have

been assumed by

such Person

or is

nonrecourse

to the
credit of such Person.
“ Instructions ” has the meaning set forth in Section
2(a)
.
“
Insurance

Regulatory

Authority
”

means,

with

respect

to

the

Account

Party,

the

insurance
department or

similar Governmental

Authority charged

with regulating

insurance

companies

or
insurance holding companies, in its jurisdiction of domicile and, to the extent that it has regulatory
authority over

the Account

Party,

in each other

jurisdiction in

which the

Account Party

conducts
business or is licensed to conduct business.
“
Investment Company

Act
” means the Investment

Company Act of

1940 (15 U.S.C.

§ 80(a)(1),
et
seq. ).
“ IRS
” means the United States Internal

Revenue Service.
“ issue
” means, with respect to

any Letter of

Credit, to issue, to amend

or to extend the expiry

of,
or to renew or increase the stated

amount of, such

Letter of Credit. The terms “
issued
”,

“
issuing ”
and “ issuance ” have corresponding meanings.
“
Letters of

Credit
” means the

collective reference

to standby

letters of

credit issued

pursuant to
Section
2
.

Confidential
“
Letter

of

Credit

Documents
”

means,

with

respect

to

any

Letter

of

Credit,

collectively,

any
Applications,

agreements,

instruments,

guarantees

or

other

documents

(whether

general

in
application

or applicable

only to

such Letter

of Credit)

governing

or providing

for the

rights and
obligations of the parties concerned or at risk with respect to such Letter of Credit.
[*****]

“ Lien
” means any

mortgage, pledge, hypothecation,

assignment, security interest,

lien (statutory
or otherwise), preference, priority, charge or other

encumbrance of any nature, whether

voluntary
or involuntary, including the interest of any

vendor or lessor

under any conditional sale

agreement,
title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing.
“
Material

Adverse

Effect
”

means

a

material

adverse

effect

upon

(i)

the

financial

condition,
operations, business, properties

or assets of the Account

Party, (ii) the ability of

the Account Party
to perform its

payment

or

other

material

obligations

under

this

Agreement

or

any

of

the

other
Credit Documents,

or (iii)

the legality,

validity,

or enforceability

of this

Agreement or

any

of the
other Credit Documents or the rights and remedies

of Bank hereunder and thereunder.
“ Multiemployer Plan
” means a multiemployer plan as defined in Section 4001(a)(3)

of ERISA.
“
Multiple

Employer

Plan
”

means

an

employee

pension

benefit

plan

with

respect

to

which

the
Account Party or any of its

ERISA Affiliates is a contributing

sponsor,

and that has two (2) or more
contributing sponsors

at least

two (2)

of whom

are not

under common

control, as

such a plan

is
described in Section 4064 of ERISA.
“ Non-Extension Notice Date ” has the meaning given to such term in Section
2(g)
.
“ Notice of Non-Extension ” has the meaning given to such term in Section
2(g)
.
“ NYFRB
” means the Federal Reserve Bank of New

York.

“ NYFRB Rate
” means,

for any

day,

the greater

of (a)

the Federal

Funds Effective

Rate in

effect on
such day and (b) the Overnight Bank Funding Rate

in effect on such day (or for any

day that is not a
Business Day,

for the immediately

preceding Business Day);
provided

that if none of

such rates

are
published for

any day

that is

a Business

Day,

the term

“NYFRB Rate”

means the

rate

for a

federal
funds transaction

quoted at

11:00 a.m. on

such day

received by

Bank from

a federal

funds broker
of

recognized

standing

selected

by

it;
provided , further
,

that

if

any

of

the

aforesaid

rates

as

so
determined are less than zero, such rate shall be

deemed to be zero for purposes of

this Agreement.

“
NYFRB’s Website ” means the website of the NYFRB at http://www.newyorkfed.org , or any successor source.
“ Obligations
” means all obligations and liabilities

(including (a) any interest and fees accruing after
the filing of a petition or

commencement of a case by or with respect to the Account Party seeking relief under

any applicable

Bankruptcy Laws,

whether or not

the claim for such interest

or fees is
allowed or

allowable in such proceeding,

(b) the

obligation

to provide

cash collateral

hereunder,
and (c) reimbursement and other payment obligations and liabilities) of the Account Party to Bank arising under,

or in connection

with, the applicable

Credit Document

(including
Section
5
below)
any Application

or any Letter

of Credit, in

each case whether

matured or unmatured,

absolute or
contingent, now existing or hereafter incurred.
“ OFAC
” means the U.S. Department of the Treasury’s

Office of Foreign Assets Control.

Confidential
[*****]

“ Other Taxes ” has the meaning specified in Section
2(c)
.
“
Outstanding

Letters

of Credit
” means,

as of

any date,

the sum

of (a)

the Stated

Amount

of

all
outstanding

Letters

of

Credit

at

such

time

and,

without

duplication,

(b)

all

reimbursement
obligations in respect of Letters

of Credit at such time.
“
Overnight Bank

Funding Rate
” means, for

any day,

the rate

comprised of

both overnight

federal
funds and overnight eurodollar borrowings

denominated in Dollars by U.S.-managed banking

offices
of depository institutions, as such composite rate

shall be determined by the NYFRB as set forth on
the NYFRB’s Website

from time to time, and published on

the next succeeding Business Day by

the
NYFRB as an overnight bank funding rate.
“
PATRIOT

Act
” means the USA PATRIOT

Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)).
“ Payment Date ” has the meaning specified in Section
2(b)(i)
.
“ PBGC
” means the Pension Benefit Guaranty

Corporation referred

to and defined in ERISA and any
successor entity performing similar functions.
“ Person
” means

any

natural

person,

corporation,

limited liability

company,

trust,

joint venture,
association, company,

partnership, governmental authority

or other

entity.
“ Plan
” means any

employee pension

benefit plan (including

a Multiple Employer

Plan, but

other
than a Multiemployer Plan) subject to the provisions of

Title IV of ERISA or

Section 412 of the Code
or Section 302 of ERISA, and in respect of which the Account Party or any ERISA Affiliate thereof is
(or,

if

such

plan

were

terminated,

would

under

Section

4069

of

ERISA

be

deemed

to

be)

an
“employer” as defined in Section 3(5) of ERISA.
[*****]

“
Requirement

of Law
” means,

with respect

to

any

Person,

the charter,

articles,

constitution

or
certificate

of

organization

or

incorporation

and

by-laws

or

other

organizational

or

governing
documents

of

such

Person,

and

any

statute,

law,

treaty,

rule,

regulation,

order,

decree,

writ,
injunction or

determination

of any

arbitrator

or court

or other

Governmental

Authority,

in each
case applicable

to or binding

upon such Person

or any

of its property

or to which

such Person

or
any of its property is subject

or otherwise pertaining to any or

all of the transactions contemplated
by this Agreement and the other Credit Documents.
“
Resolution

Authority
” means

an EEA

Resolution

Authority or,

with respect

to any

UK Financial
Institution, a UK Resolution Authority.

Confidential
“
Responsible

Officer
”

means,

as

to

any

Person,

the

chief

executive

officer,

president,

chief
financial officer,

controller,

treasurer or assistant

treasurer of such Person

or any other

officer

of
such

Person

designated

in

writing

by

the

Account

Party

and

reasonably

acceptable

to

Bank;
provided that,

to

the

extent requested thereby, Bank

shall have

received a certificate of such Person
certifying

as

to

the

incumbency

and

genuineness

of

the

signature

of

each

such

officer.

Any
document

delivered

hereunder

or

under

any

other

Credit

Document

that

is

signed

by

a
Responsible

Officer

of

a

Person

shall

be

conclusively

presumed

to

have

been

authorized

by

all
necessary corporate, limited liability company, partnership and/or other action on the part of such
Person

and such

Responsible

Officer shall

be conclusively

presumed

to

have

acted

on behalf

of
such Person.
“ Revaluation Date
” means with respect to any Letter of Credit, each of the

following: (i) each date
of issuance of

a Letter of

Credit denominated in

a Foreign Currency, (ii) each

date of an

amendment
of

any

such

Letter

of

Credit

having

the

effect

of

increasing

or

decreasing

the

Stated

Amount
thereof, (iii) each date of

any payment by Bank under

any Letter of

Credit denominated in

a Foreign
Currency and (iv) each such additional date as Bank shall determine or require.
“ Sanctions
”

means

any

and

all

economic

or

financial

sanctions,

sectoral

sanctions,

secondary
sanctions, trade

embargoes and

anti-terrorism laws,

including but

not limited

to those

imposed,
administered or enforced from time to time by the U.S.

government (including those administered
by

OFAC

or

the

U.S.

Department

of

State),

the

United

Nations

Security

Council,

the

European
Union, His Majesty’s Treasury,

or other relevant sanctions authority.
“ Sanctioned Country
” means at any time, a

country,

territory or region

which is itself the

subject
or target of any Sanctions.
“
Sanctioned

Person
”

means,

at

any

time,

(a)

any

Person

listed

in

any

Sanctions-related

list

of
designated

Persons

maintained

by

OFAC

(including

OFAC’s

Specially

Designated

Nationals

and
Blocked Persons

List and OFAC’s

Consolidated Non-

SDN List),

the U.S.

Department of

State,

the
United

Nations

Security

Council, the

European

Union,

His Majesty’s

Treasury,

or

other relevant
sanctions

authority,

(b)

any

Person

located,

operating,

organized

or

resident

in

a

Sanctioned
Country or (c) any Person owned or controlled by any such

Person or Persons described in clauses
(a)

and

(b),

including

a

Person

that

is deemed

by

OFAC

to

be

a

Sanctions

target

based

on the
ownership of such legal entity by

Sanctioned Peron(s).
“ Solvent
” means, as

to any Person

as of any

date of determination,

that on such

date (a) the fair
value

of

the

property

of

such

Person

is

greater

than

the

total

amount

of

liabilities,

including
contingent liabilities,

of such Person,

(b) the present fair

saleable value of

such Person

is not less
than

the amount

that will

be required

to

pay

the probable

liability of

such

Person

on its

debts,
including contingent debts, as they

become absolute and matured, (c) such

Person does not intend
to,

and

does

not

believe

that

it

will,

incur

debts

or

liabilities,

including

contingent

debts

and
liabilities, beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such
Person is not engaged in a

business or a transaction, and is not about

to engage in a business or a
transaction, for which such Person’s property would constitute an unreasonably small capital.

The
amount of any contingent liability at any

time shall be computed as the amount that, in light of all
of the

facts and

circumstances

existing at

such time,

represents the

amount that

can reasonably
be expected to become an actual or matured

liability.

Confidential
“ Spot Rate
” means, with respect to

any Foreign Currency, the rate quoted by Bank as the spot rate for

the

purchase

by

Bank

of

such

Foreign

Currency

with

Dollars

through

its

principal

foreign
exchange trading office at

approximately 11:00 a.m., London time, on

the date two Business Days
prior to the date as of which the foreign exchange

computation

is made; provided

that Bank

may
use such spot

rate quoted

on the date

as of which

the foreign

exchange

computation is

made in
the case of any Letter of Credit

denominated in an Foreign Currency.
“
Standard

Letter of

Credit Practice
” means,

for Bank,

any U.S.

federal

or state

or foreign

law or
letter of credit

practices applicable

in the city in

which Bank issued

the applicable Letter of Credit
or for

its branch

or correspondent

banks, such

laws and

practices applicable in

the city

in which

it has
advised, confirmed or

negotiated such Letter of Credit, as the case may be.

Such practices shall be
(i) of banks that regularly issue letters of credit in the particular city, and (ii) required or permitted
under the ISP (as

defined below) or

UCP (as defined

below), as chosen

in the applicable

Letter of
Credit. “ ISP
” means,

International

Standby

Practices

1998 (International

Chamber of

Commerce
Publication No.

590) and any

subsequent revision

thereof adopted

by the International

Chamber
of

Commerce

on

the

date

such

Letter

of

Credit

is

issued.

“
UCP
”

means,

Uniform

Customs

and
Practice for Documentary Credits

2007 Revision, International Chamber of Commerce

Publication
No. 600 and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit

is issued.
“
Stated

Amount
” means,

with respect

to

any

Letter

of Credit

at

any

time, the

aggregate

Dollar
Amount available to

be drawn thereunder

at such time (regardless

of whether any conditions

for
drawing could then be met).
“ Subsidiary
” means

as to

any

Person,

any

corporation,

partnership,

limited liability

company

or
other

entity

of

which

more

than

fifty

percent

(50%)

of

the

outstanding

Capital

Stock

having
ordinary voting power to elect a majority of the board of directors

(or equivalent governing body)
or other managers of

such corporation,

partnership, limited liability

company or other entity

is at
the time owned by (directly

or indirectly) such Person (irrespective of whether, at the time, Capital
Stock of

any

other class

or classes

of such

corporation,

partnership,

limited liability

company

or
other entity shall

have or might have

voting power by reason

of the happening

of any contingency).
“ Taxes ” has the meaning specified in Section
2(c)
.

“ Threshold Amount ” means $200,000,000.
“ UCC
” means

the Uniform

Commercial Code

as in

effect on

the

date

hereof in

the State

of New
York.
“
UK Financial

Institution
”
means any

BRRD Undertaking

(as such

term is

defined under

the PRA
Rulebook

(as

amended

from

time

to

time)

promulgated

by

the

United

Kingdom

Prudential
Regulation Authority)

or any

person falling

within IFPRU 11.6

of the FCA

Handbook (as

amended
from

time

to

time)

promulgated

by

the

United

Kingdom

Financial

Conduct

Authority,

which
includes

certain

credit

institutions

and

investment

firms,

and

certain

affiliates

of

such

credit
institutions or investment

firms.
“ UK Resolution Authority
” means Bank of England or any other public administrative

authority
having responsibility for the resolution

of any UK Financial Institution.
[*****]

“ U.S. ” means United States of America.

Confidential
“
Withdrawal

Liability
” means

liability to

a Multiemployer

Plan as a

result of

a complete

or partial
withdrawal from such Multiemployer Plan, as such terms are defined in

Part I of Subtitle E of

Title IV
of ERISA.
“
Write-Down

and Conversion

Powers
” means,

(a) with

respect

to

any

EEA Resolution

Authority,
the write-down

and conversion

powers of

such EEA

Resolution Authority

from time to

time under
the Bail-In

Legislation for

the applicable

EEA Member

Country,

which write-down

and conversion
powers

are

described

in

the

EU

Bail-In

Legislation

Schedule,

and

(b)

with

respect

to

the

United
Kingdom,

any powers of the applicable Resolution Authority

under the Bail-In Legislation to cancel,
reduce, modify

or change

the form

of a

liability of

any UK

Financial Institution

or any

contract

or
instrument

under

which

that

liability

arises,

to

convert

all

or

part

of

that

liability

into

shares,
securities or

obligations

of that

person

or any

other person,

to provide

that any

such contract

or
instrument is to have effect

as if a right had been exercised under

it or to suspend any obligation in
respect

of that

liability

or

any

of the

powers

under

that

Bail-In

Legislation

that

are

related

to

or
ancillary to any of those powers.
(b) Exchange Rates; Currency Equivalents .
(i)

The Bank shall determine

the Spot Rates as

of each Revaluation

Date to be used

for
calculating

Dollar

Amounts

of

Letters

of

Credit

denominated

in

Foreign

Currencies.

Such

Spot

Rates

shall
become effective as of such Revaluation Date

and shall be the Spot Rates employed in converting any

amounts
between

the applicable

currencies

until

the next

Revaluation

Date

to

occur.

Except

for purposes

of financial
statements

required

to

be

delivered

hereunder

or

calculating

financial

covenants

hereunder

and

except

as
otherwise

provided

herein,

the

applicable

amount

of

any

currency

(other

than

Dollars)

for

purposes

of

the
Credit Documents shall be such Dollar Amount as so

determined by Bank.
(ii)

Wherever

in

this

Agreement

in

connection

with

the

issuance,

amendment

or
extension

of a

Letter

of Credit,

an amount,

such as

a required

minimum or

multiple amount,

is expressed

in
Dollars, but

such Letter of

Credit is denominated

in a

Foreign Currency, such amount

shall be

the relevant Foreign
Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Foreign Currency,

with 0.5 of a
unit being rounded upward), as determined

by Bank.
2.

LETTER OF CREDIT FACILITY.

Confidential
(a) General.
At the

request of

the Account

Party,

Bank agrees,

on and subject

to the terms

and
conditions of this Agreement, to

issue standby Letters of Credit for the

account of the Account
Party in Dollars (or, in Bank’s sole discretion, a Foreign Currency) from time to time during the period from

the Closing

Date to

but not

including the

Commitment Termination

Date. Bank
may,

in its sole

discretion, arrange

for one

or more

Letters

of Credit to

be issued

by its

New
York branch,

which branch is on the List of Qualified U.S.

Financial Institutions maintained by
the Securities Valuation Office

of the National Association of Insurance Commissioners,

or by
any other branch

or affiliate of

Bank that is

on the List

of Qualified U.S. Financial

Institutions
maintained

by

the

Securities

Valuation

Office

of

the

National

Association

of

Insurance
Commissioners, in which

case the term “Bank”

shall include any such

branch or affiliate

with
respect to

Letters

of Credit

issued by

such branch

or affiliate.

Letters

of Credit

may only

be
issued on Business Days.

The request to issue

a Letter of Credit

(an “
Application ”) shall be in
such form

as Bank

shall from

time to

time require

or agree

to accept

(including any

type of
electronic form or means of communication acceptable to Bank) and, upon the receipt of any
Application, Bank shall process such Application in accordance with its customary procedures and shall, subject

to
Section
4
, promptly issue

the Letter of

Credit requested

thereby (but

in
no event

shall Bank

be required

to issue

any Letter of Credit earlier than three

Business Days
after its receipt of

the Application therefor) by

issuing the

original of

such Letter

of Credit

to
the

beneficiary

thereof

or

as

otherwise

may

be

agreed

by

Bank

and

the

Account

Party.
Inquiries, communications and instructions (whether written,

facsimile or in

other electronic
form approved

by Bank)

regarding a

Letter of

Credit, an

Application and

this Agreement

are
each referred to herein as “ Instructions ”.
Bank’s records of the

content of any Instruction

will
be conclusive, absent manifest error.

(b) General Payment Obligations.
For each Letter of Credit,

the Account Party shall,

as to clause
(i) below, reimburse

Bank, and as to all other clauses below,

pay Bank, in each case in Dollars
(unless Bank agrees otherwise with Account Party):
(i)

with respect to a drawing under any Letter of Credit, the amount of each drawing paid by
Bank thereunder

(such date

of payment

hereinafter referred

to as

the “
Draw Date ”) no
later than the first succeeding Business

Day after the Account Party’s

receipt of notice of
such payment by

Bank (the “
Due Date
”), with

interest as

provided below on the

amount
so

paid by

Bank

(to the

extent

not reimbursed

prior

to

2:00 p.m.

Eastern

Time on

the
Draw Date) for the period from the Draw

Date to the date the reimbursement

obligation
created thereby is satisfied in

full (the “
Payment Date
”). If the

Payment Date is on or

prior
to the Due

Date, such interest

shall be payable at the Base Rate

as in effect from time to
time during the period from the

Draw Date

to the Payment

Date. If the

Payment Date

is
after

the

Due

Date,

such

interest

shall

be

payable

(x)

as

provided

in

the

preceding
sentence

during the

period from

and including

the Draw

Date to

and not

including the
Due

Date,

and

(y)

at

the

Base

Rate

as

in

effect

from

time

to

time

plus

2%

from

and
including the Due Date to and not including the Payment Date;
(ii)

the fees payable by the Account

Party at such times and in such amounts as are set

forth
in Section
2(i)
.
(iii)

except

as otherwise

provided

in clause

(i) above

and clause

(iv) below,

interest on each
amount payable by the

Account Party under

the applicable Credit

Documents for each day
from and

including the

date such payment

is due to

and not

including the date

of payment,
on demand, at a rate per

annum equal to the Base

Rate as in effect from time to time

plus
2%;

Confidential
(iv)

within ten (10) days

of demand, Bank’s

reasonable and documented

out-of-pocket

costs
and

expenses

(including

the

reasonable

and

documented

legal

fees,

charges

and
disbursements of

outside counsel

to Bank

incurred in

connection with the

protection or
enforcement

of Bank’s

rights

against

the

Account

Party

under this

Agreement

and

the
other applicable

Credit Documents

and any

correspondent

bank’s

documented charges
related thereto), with interest from the date of demand by Bank to and not including

the
date of payment

by the Account

Party,

at a rate

per annum equal

to the Base

Rate as in
effect from time to time plus 2%;
(v)

if as

a result

of any

Change in

Law,

Bank determines

that the

cost to

Bank of

issuing or
maintaining any Letter of Credit

is increased (excluding, for purposes of this clause (a)(v), any

such

increased

costs

resulting

from

(A)

income

taxes,

franchise

taxes

and

similar
taxes

imposed

on

Bank

by

any

taxing

authority,

any

U.S.

federal

withholding

taxes
imposed under FATCA

and Other Taxes (in each case as to

which
Section
2(c)
shall govern)
and (B) changes in the basis of taxation of

overall net

income or

overall gross

income by
the U.S. or

by the foreign

jurisdiction or state

under the laws

of which Bank is

organized
or has its

lending office or

any political

subdivision thereof),

then the Account

Party will
pay to Bank, from

time to time,

within ten (10)

days after demand by Bank,

which demand
shall include

a statement

of the

basis

for such

demand and

a calculation

in

reasonable
detail of

the amount

demanded, additional

amounts sufficient

to compensate

Bank for
such increased

cost. A

certificate as

to the amount

of such

increased cost,

submitted to
the

Account

Party

by

Bank,

shall

be

conclusive

and

binding

for

all

purposes,

absent
manifest error; and
(vi)

if Bank determines that any Change in Law affecting Bank or any lending office of Bank or
Bank’s holding company regarding capital or liquidity requirements has or would have the
effect of reducing

the rate

of return on

Bank’s capital

or on the capital

of Bank’s

holding
company as a consequence of this Agreement or the Letters of Credit issued by Bank to a
level below that which Bank or Bank’s holding company could have achieved but for such
Change

in

Law

(taking

into

consideration

Bank’s

or

its

holding

company’s

policies

with
respect to

capital adequacy),

then from time

to time the

Account Party

will pay

to Bank
within

ten (10) days

after demand by

Bank, which demand

shall include a

statement of
the

basis

for

such

demand

and

a

calculation

in

reasonable

detail

of

the

amount
demanded, such

additional amount

or amounts

as will

compensate Bank or

Bank’s holding
company for any such reduction

suffered.

A certificate as to such amounts

submitted

to
the

Account

Party

by

Bank

shall

be

conclusive

and

binding

for

all

purposes,

absent
manifest error.
Bank

shall

use

reasonable

efforts

to

designate

a

different

lending

office

if

such
designation will avoid (or reduce the cost to the Account Party

of) any event described in
the

preceding

sentence

and

such

designation

will

not,

in

Bank’s good

faith

judgment,
subject

Bank

to

any

unreimbursed

cost

or

expense

and

would

not

otherwise

be
disadvantageous to Bank.
Notwithstanding

the

provisions

of

clause

(v)

or

(vi)

above

or
Section
2(c)
below

(and
without

limiting

the

immediately

preceding

paragraph),

Bank

shall

not

be

entitled

to
compensation from

the Account

Party for

any amount

arising prior

to the

date which

is
180

days

before

the

date

on

which

Bank

notifies

the

Account

Party

of

such

event

or
circumstance (except that if such event or circumstance

is retroactive, then such 180-day
period shall be extended to include the period of retroactive effect thereof).
Any payments received by Bank

pursuant to the Credit

Documents after 1:00 p.m. Eastern
shall be deemed to have been made on

the next succeeding Business Day for all purposes
under the Credit Documents.

Confidential
(c) Immediately Available Funds; No Withholding. All reimbursements and payments by or on behalf of the Account

Party shall

be made in immediately

available funds,

free and clear

of and without
deduction for any present or future Taxes,

set-off or other liabilities, to such location

as Bank may
reasonably

designate

from

time to

time.

The

Account

Party

shall

pay

all

withholding

taxes

and
Other Taxes

imposed by

any taxing

authority on

reimbursement or

payment under

any Letter

of
Credit and any

Credit Document, and

shall indemnify Bank

against all

liabilities, costs,

claims and
expenses resulting from Bank having to

pay or from any

omission to pay or

delay in paying

any such
taxes, except to the extent that such taxes

are determined by a court of competent jurisdiction by
a

final

and

nonappealable

judgment

to

have

resulted

from

the

gross

negligence

or

willful
misconduct of

Bank. Any

such indemnification

payment shall

be made

within ten

(10) days

from
the

date

Bank

makes

written

demand

therefor.

“
Taxes
”

means

all

taxes,

fees,

duties,

levies,
imposts, deductions, charges or withholdings of

any kind (other than income

taxes, franchise taxes
and similar taxes

imposed on Bank by any

taxing authority and any

U.S. federal withholding

taxes
imposed under

FATCA).

“
Other Taxes
” means

all present

or future

stamp,

documentary,

excise,
property or similar taxes,

charges or levies that

arise from any

payment made hereunder

or from
the execution,

delivery or

registration

of,

performance under,

or otherwise

with respect

to, this
Agreement or any other Credit Document.
(d)
Automatic

Debit and

Set-Off.
Upon the

occurrence and

during the

continuance

of any

Event

of
Default

with

respect

to

the

Account

Party,

Bank (which

term

shall

include

Bank’s

branches

and
affiliates for

purposes of

this paragraph)

may (but

shall not

be required

to), without

demand for
reimbursement

or payment

or notice

to the

Account Party,

and in

addition to

any other

right of
set-off

that

Bank may

have,

debit any

account

or accounts,

irrespective

of the

currency

of such
account or accounts, maintained by

the Account Party

with any

office of Bank

(now or in

the future)
and set-off and apply (i) any balance or deposits (general, special, time, demand,

provisional, final,
matured or absolute) in the account(s)

and (ii) any sums

due or payable from Bank, to

the payment
of any

and all Obligations

owed by the

Account Party

to Bank, irrespective

of whether Bank

shall
have made any

demand under this

Agreement and although

such Obligations

may be contingent
or

unmatured.

Bank

agrees

promptly

to

notify

the

Account

Party

after

any

such

set-off

and
application; provided,

however,

that the failure to give such

notice shall

not affect

the validity

of
such set-off and application.
(e)
Obligations

Absolute.
The

Account

Party’s

reimbursement

and

payment

obligations

under

this
Section
2
are absolute, unconditional and irrevocable and

shall be performed

strictly in accordance
with the terms of this Agreement under any

and all circumstances whatsoever,

including:
(i)

any

lack

of

validity,

enforceability

or

legal

effect

of

any

Letter

of

Credit

or

any

Credit
Document or any term or provision therein;
(ii)

payment against presentation of any

draft, demand or

claim for payment

under any Letter
of Credit or other

document presented for purposes of drawing under any

Letter of Credit
(individually,

a

“
Drawing

Document
”

and

collectively,

the

“
Drawing

Documents
”)

that
does not

comply in

whole or

in part

with the

terms of

the applicable

Letter of

Credit or
which proves

to be fraudulent,

forged or invalid

in any respect or

any statement

therein
proving to be untrue or inaccurate in any respect,

or which is signed, issued or presented
by a

Person

or a

transferee

of such Person

purporting to be a successor or transferee

of
the beneficiary of such Letter of Credit;
(iii)

Bank or any of its branches or affiliates

being the beneficiary of any Letter

of Credit;
(iv)

Bank or any

correspondent bank honoring

a drawing against

a Drawing Document

up to
the amount

available under

any Letter

of Credit

even if

such Drawing

Document claims
an amount in excess of the amount

available under such Letter of Credit;

Confidential
(v)

the existence of any claim, set-off, defense

or other right that Account Party or any other
Person

may have

at any

time against

any beneficiary

or any

assignee of

proceeds, Bank
or any other Person;

(vi)

if any other Person shall at any time have guaranteed or otherwise agreed to be liable for any of the

Obligations or

granted any

security therefor,

any change

in the time,

manner
or place of payment

of or any other

term of the obligations

of such other Person,

or any
exchange, change, waiver,

release of, or failure

or lapse of perfection of any

grant of any
collateral

for,

or

any

other

Person’s

guarantee

of

or

other

liability

for,

any

of

the
Obligations;
(vii)

any other event,

circumstance or conduct

whatsoever, whether or not

similar to

any of the
foregoing that might,

but for this
Section 2
(e)
,

constitute a legal

or equitable defense to or
discharge of,

or provide a right

of set-off against,

the Obligations,

whether against Bank,
the beneficiary or any other Person;
provided,

however,

that subject to
Section
5(b)
below,

the foregoing shall

not release Bank

from
such liability to the Account Party as

may be determined by a court of competent

jurisdiction by a
final and nonappealable judgment against

Bank following reimbursement

and/or payment

of the
Obligations.
(f)
Computation

of Interest

and Fees;

Maximum

Rate.
All computations

of interest

and fees

to be
made

hereunder

and

under

any

other

Credit

Document

shall

be

made

on

the

basis

of

a

year
consisting of 360 days, for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or fee is payable. In no contingency or
event

whatsoever

shall

the

aggregate

of

all

amounts

deemed

interest

under

this

Agreement
charged or collected pursuant to the terms of this Agreement exceed the highest rate

permissible
under any

applicable law

which a

court of

competent

jurisdiction shall,

in a

final determination,
deem applicable

hereto.

In the

event

that such

a court

determines that

Bank has

charged or
received interest

hereunder in

excess of

the highest applicable

rate, the

rate in

effect hereunder
shall automatically be reduced to

the maximum rate permitted by applicable law and

Bank shall at
its option (i) promptly refund

to the Account

Party any

interest received

by Bank

in excess

of the
maximum lawful rate or (ii)

apply such excess to any outstanding Obligations. It

is the intent hereof
that the Account Party not pay or contract to pay, and that Bank not receive or contract to receive,
directly or

indirectly in

any manner

whatsoever,

interest

in excess

of that

which may

be paid

by
the Account Party under applicable law.
(g) Expiry Date of Letters of Credit
. Each Letter of Credit shall expire at or prior to the earlier of

(i) the
close of business on the

date one year after the date of

the issuance of such Letter of Credit

(or,

in
the case of any renewal or extension thereof, one year after such renewal or extension), or (ii) the
Final

Maturity

Date;

provided,

however,

if

the

Account

Party

so

requests

in

any

applicable
Application, Bank agrees to

issue a Letter

of Credit that

provides

for the

automatic

extension

for
successive periods

of one year

or less until

Bank shall have

delivered prior written

notice of non-
extension to

the beneficiary of

such Letter of

Credit (a

“
Notice of

Non-Extension
”) no

later than
60 days

prior to

the stated

maturity

date specified in such Letter of

Credit (such time, the “
Non-
Extension

Notice

Date
”).

The

Account

Party

acknowledges

that

Bank

shall

not

be

required

to
extend any Letter of

Credit if

Bank has

determined that

it would have

no obligation

at such

time
to issue such Letter of Credit (as extended)

under the terms hereof.

Confidential
(h)
Permanent

Reduction

of Commitment.
The Account

Party

shall have

the right

at

any

time and
from time to

time, upon at least

three Business Days’

prior irrevocable written

notice to Bank,

to
permanently reduce,

without premium

or penalty,

(i) the

entire Commitment

at any

time or

(ii)
portions of

the Commitment,

from time

to time,

in an

aggregate principal

amount not

less than
$3,000,000 or any

whole multiple of

$1,000,000 in excess thereof.

All Commitment Fees accrued
until the effective date of any termination of the

Commitment shall

be paid on

the effective

date
of such

termination.
[*****]
3.

ACCOUNT PARTY’S

RESPONSIBILITY
.

The Account Party

is responsible for

approving the

final text

of
any

Letter

of Credit

issued

by

Bank

for

its account,

irrespective

of any

assistance

Bank may

provide

such

as
drafting

or

recommending

text

or

by

Bank’s

use

or

refusal

to

use

text

submitted

by

the

Account

Party.

The
Account Party

is solely

responsible for

the suitability

of the

Letter of

Credit for

the Account

Party’s

purposes.
The Account Party will examine the copy of

each Letter of Credit issued for its

account and any other

documents
sent

by Bank

in connection

with

such Letter

of Credit

and

shall promptly

notify

Bank

in

writing

of

any

non-
compliance

with

the

Account

Party’s

Instructions

and

of

any

discrepancy

in

any

document

under

any
presentment or other irregularity. The Account Party understands that the final form of

any Letter of

Credit may
be subject to such revisions

and changes as are deemed necessary or appropriate

by

Bank in

accordance

with
standard industry practice

and the Account Party hereby

consents to such revisions and changes.
4.

CONDITIONS OF CLOSING AND ISSUANCE.
(a) Conditions Precedent to Closing. The obligation of Bank to close this Agreement and to issue any Letters of Credit on the Closing Date is subject

to the satisfaction of each of the following
conditions:
(i)
Executed

Credit

Documents
.

This

Agreement,

together

with

any

other

applicable
Credit Documents, shall have been

duly authorized, executed

and delivered to Bank
by

the

parties thereto,

shall be

in

full force

and

effect

and

no

Default

or Event

of
Default shall exist hereunder

or thereunder.
(ii) Closing Certificates; Etc.
Bank shall have received each of the following in form

and
substance reasonably satisfactory

to Bank:
(A) Officer’s Certificate . A certificate from a Responsible Officer of the Account
Party to the

effect that (I) all

representations and warranties of the Account

Party contained in
this Agreement and the other

Credit Documents are true, correct and

complete in all

material
respects (except to the extent

any such representation and warranty is

qualified by materiality
or reference to Material Adverse Effect,

in which case such representation and warranty shall
be true,

correct and

complete

in all

respects); and

(II) as

of the

Closing Date,

no Default

or
Event of Default has occurred

and is continuing.

Confidential
(B) Certificate of Secretary of the Account Party . A certificate of a Responsible
Officer of the Account Party certifying as to the incumbency and genuineness of the signature
of each officer

of the

Account Party

executing Credit

Documents to

which it

is

a

party

and
certifying that attached

thereto is

a true, correct

and complete copy

of (I) the

memorandum
of

association

(or

equivalent),

as

applicable,

of

the

Account

Party

and

all

amendments
thereto,

certified

as

of

a

recent

date

by

the

appropriate

Governmental

Authority

in

its
jurisdiction of incorporation,

organization

or formation (or

equivalent), as

applicable, (II) the
by-laws or other

governing document of

the Account Party

as in

effect on the Closing Date, (III)
resolutions duly adopted

by the board

of directors

(or other governing

body) of the Account
Party authorizing and approving the transactions contemplated hereunder and the execution,
delivery and performance

of this Agreement and

the other Credit Documents

to which it is a
party, and (D) each certificate

required to be delivered pursuant

to
Section 4(a)(ii)(C) .
(C)
Certificates of

Good Standing
. Certificates

as of

a recent

date of

the good
standing of the Account Party under the laws

of its jurisdiction of incorporation, organization
or formation (or equivalent),

as applicable, and, to the

extent requested

by Bank, each other
jurisdiction where the Account Party

is qualified to do business.
(D)
Opinions of

Counsel
. Opinions

of counsel

to the

Account

Party addressed
to Bank with

respect to the

Account Party,

the Credit Documents

and such other

matters

as
Bank

shall

request

(which

such

opinions

shall

expressly

permit

reliance

by

permitted
successors and

assigns of Bank).

The Account

Party requests

that such

counsel deliver

such
opinions.

(iii) Consents; Defaults .
(A) Governmental and Third Party Approvals
. The Account

Party shall have received
all material governmental,

shareholder and third

party consents and

approvals necessary

(or any
other material

consents

as determined

in the

reasonable

discretion of

Bank) in

connection with
the

transactions

contemplated

by

this

Agreement

and

the

other

Credit

Documents

and

all
applicable

waiting

periods

shall

have

expired

without any action being taken

by any Person

that
would reasonably be expected to

restrain,

prevent

or impose

any material

adverse

conditions on
the Account Party

or such other transactions

or that could

seek or threaten

any of the

foregoing,
and

no

law

or

regulation

shall

be

applicable

which

in

the

reasonable

judgment

of

Bank

would
reasonably be expected to have

such effect.
(B)
No

Injunction,

Etc
.

No

action,

proceeding

or

investigation

shall

have

been
instituted,

threatened

in

writing

or

proposed

in

writing

before

any

Governmental

Authority

to
enjoin, restrain,

or prohibit, or

to obtain

substantial damages

in respect of,

or which is

related to
or

arises

out

of

this

Agreement

or

the

other

Credit

Documents

or

the

consummation

of the
transactions contemplated

hereby or thereby,

or which, in

Bank’s

sole

discretion, would

make it
inadvisable to consummate the transactions contemplated

by this Agreement

or the

other Credit
Documents or the consummation of the transactions

contemplated hereby or thereby.
(iv)

[Reserved]
(v) Miscellaneous .
(A)
PATRIOT

Act,

etc
.

The

Account

Party

shall

have

provided

to

Bank

the
documentation and other information requested by Bank in order to comply with requirements of any

Anti-Money

Laundering

Laws,

including

the

PATRIOT

Act

and

any

applicable

“know

your
customer” rules and regulations.

Confidential
(B)
Other

Documents
.

All

opinions,

certificates

and

other

instruments

and

all
proceedings

in

connection

with

the

transactions

contemplated

by

this

Agreement

shall

be
satisfactory in form

and substance to

Bank.

Bank shall

have received copies of

all other documents,
certificates

and

instruments

reasonably

requested

thereby,

with

respect

to

the

transactions
contemplated by this Agreement.
(b)
Conditions Precedent

to Issuance

of Letters

of Credit
. The obligation

of Bank

to issue

Letters

of
Credit (including

any Letters

of Credit issued

on the Closing

Date) is

subject to

the satisfaction

of
each of the following conditions:
(i)
Continuation

of

Representations

and

Warranties.
The

representations

and

warranties
contained in

this Agreement and

the other Credit

Documents shall

be true and correct

in
all

material

respects,

except

for

any

representation

and warranty

that

is

qualified

by
materiality

or

reference

to

Material

Adverse

Effect,

which

such

representation

and
warranty shall be true and correct in all respects, on and as of such issuance with the same
effect as if made on and as of such date (except

for any

such representation and warranty
that by its

terms is made

only as

of an

earlier date, which representation and warranty shall
remain

true

and

correct

in

all

material

respects

as

of

such

earlier

date,

except

for

any
representation

and

warranty

that

is

qualified

by

materiality

or

reference

to

Material
Adverse

Effect,

which

such

representation

and warranty

shall be

true and

correct

in all
respects as

of such

earlier date).
(ii) No Existing Default . No Default or Event of Default shall have occurred and be continuing on the

issuance date

with respect

to such

Letter

of Credit

or after

giving

effect

to

the
issuance of such Letter of Credit on such date.
(iii) Miscellaneous
. In addition to the foregoing, Bank shall be under

no obligation to issue
any Letter of Credit if:
(A)

any

order,

judgment

or

decree

of

any

Governmental

Authority

or

arbitrator
having

jurisdiction

over

Bank shall

by

its terms

enjoin or

restrain

the issuance

of such

Letter

of
Credit or any law

applicable to Bank,

or any request

or directive (whether or not

having the force
of law) from any

Governmental Authority

with jurisdiction over it shall

prohibit, or request

that it
refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon it with respect to such

Letter of Credit any restriction or reserve or capital or liquidity requirement (for

which Bank

is not otherwise

compensated) not in

effect on the

Closing Date, or
any unreimbursed loss, cost or

expense which was not applicable or in

effect as of the Closing Date
and which Bank in good faith deems material

to it;
(B)

Bank shall have

delivered a Notice of Non-Extension

with respect to such

Letter
of Credit;
(C)

the expiry

date of

such Letter

of Credit

would occur

more than

twelve months
after the date of issuance or last extension

unless Bank has approved such expiry date

in writing;
(D)

the

expiry

date

of

such

Letter

of

Credit

occurs

after

the

Final

Maturity

Date,
unless Bank has approved such expiry date

in writing;
(E)

such

Letter

of

Credit

is

not

substantially

in

form

and

substance

reasonably
acceptable to Bank;
(F)

immediately

after

giving

effect

thereto,

the amount

of Outstanding

Letters

of
Credit would exceed the Commitment

or the Collateral Value

of the Collateral at such time; or

Confidential
(G)

any proposed beneficiary of such Letter of Credit

is the subject of a receivership
or similar

proceeding, including

any conservation,

rehabilitation,

or liquidation

proceeding, or

is
otherwise insolvent.
5.

INDEMNIFICATION; LIMITATION

OF

LIABILITY.
(a) Indemnification.
The Account

Party agrees

to indemnify

and hold

harmless Bank

(including
its

branches

and affiliates),

its

correspondent

banks

and each

of their

respective

directors,
officers,

employees,

attorneys

and agents

(each, including

Bank, an

“
Indemnified

Person
”)
from

and

against

any

and

all

claims,

suits,

judgments,

liabilities,

losses,

fines,

damages,
penalties, interest, costs and expenses (including expert

witness fees

and

reasonable

out-of-
pocket legal

fees, charges

and disbursements

of any

counsel (including

outside counsel

fees
and expenses), and all expenses of

arbitration or litigation and in preparation thereof),

in each
case,

which

are

documented

and may

be incurred

by

or

awarded

against

any

Indemnified
Person (collectively,

the “
Costs
”), and which arise out of or

in connection with or by reason of
this Agreement,

the other Credit

Documents, the

actual or proposed

use of the

proceeds of
the

Letters

of

Credit

or

any

of the

transactions

contemplated

thereby,

including

any

Costs
which arise out of or in connection with, or as a result of:
(i)

any Letter of Credit or amendment

thereto, or any pre

-advice of the issuance of a
Letter of Credit;
(ii)

any transfer,

sale, delivery,

surrender or endorsement

of any Drawing

Document at
any time(s) held by any Indemnified Person

in connection with any Letter

of Credit;
(iii)

any actual or

prospective action or

proceeding arising out

of, or in

connection with,
any Letter

of Credit

or any

Credit Document

(whether administrative,

judicial or

in
connection with arbitration, whether

based on

contract, tort or

any other theory, and
whether brought by a third party or by the Account Party, and regardless of whether any

Indemnified

Person

is

a

party

thereto),

including

any

action

or

proceeding

to
compel or

restrain

any

presentation

or payment

under any

Letter

of Credit,

or for
the wrongful dishonor of,

or honoring a presentation under,

any Letter of Credit;
(iv)

any independent undertakings issued by

the beneficiary of any Letter of Credit;
(v)

any

unauthorized

Instruction

or

error

in

computer

or

electronic

transmission

in
connection with any Letter of

Credit issued hereunder;
(vi)

an

adviser,

confirmer

or

other

nominated

person

seeking

to

be

reimbursed,
indemnified

or

compensated

in

connection

with

any

Letter

of

Credit

issued
hereunder;
(vii)

any

third

party

seeking

to

enforce

the

rights

of

the

Account

Party,

beneficiary,
nominated person,

transferee,

assignee of Letter

of Credit proceeds

or holder of an
instrument or document in connection with any

Letter of Credit issued hereunder;
(viii)

the fraud,

forgery

or illegal

action of

parties other

than any

Indemnified Person

in
connection with any Letter of

Credit issued hereunder;
(ix)

Bank’s

performance

of

the

obligations

of

a

confirming

institution

or

entity

that
wrongfully

dishonors

a confirmation

in connection

with any

Letter of

Credit

issued
hereunder; or

Confidential
(x)

the acts

or omissions, whether

rightful or wrongful,

of any present or

future
de jure or
de

facto
Governmental

Authority

or

cause

or

event

beyond

the

control

of

such
Indemnified Person in connection with any

Letter of Credit issued hereunder;
in each case,

including that resulting

from Bank’s

own negligence; provided,

however,

that

such
indemnity shall not be available to any

Person claiming indemnification

under this
Section
5(a)
to
the extent

that such

Costs (A) are

determined by

a court of

competent jurisdiction

by a final

and
nonappealable judgment to have resulted

from the gross negligence or willful misconduct of such
Person,

(B)

are

determined

by

a

court

of

competent

jurisdiction by

a final

and nonappealable
judgment to have resulted

from a claim

by

the

Account

Party

against

an

Indemnified

Person

for
breach in

bad faith

of the

obligations

of such

Indemnified Person

hereunder or

under any

other
Credit Document,

or (C)

result

from any

dispute

solely between

or among

Indemnified

Persons.
The Account Party

hereby agrees to

pay Bank within

fifteen (15) days

after demand from

time to
time all amounts owing under this Section 5
(a)
. This indemnity provision shall survive termination
of this Agreement and all Letters

of Credit.
(b)
Direct

Damages;

No

Punitive

Damages
. The

liability

of Bank

(or

any

other

Indemnified

Person)
under, in connection with and/or arising

out of

any Credit Document or

any Letter of Credit (or pre-
advice), regardless

of the

form

or legal

grounds

of the

action or

proceeding,

shall be

limited to
direct

damages

suffered

by

the

Account

Party

that

are

determined

by

a

court

of

competent
jurisdiction

by a

final and

nonappealable judgment

to have

been caused directly by

Bank’s

gross
negligence, willful misconduct

or breach in

bad faith in (i)

honoring a presentation under a

Letter of
Credit that on its face does not

at least substantially comply with the terms and conditions

of such
Letter of

Credit, (ii)

failing to

honor a

presentation

under a

Letter of

Credit that

strictly complies
with

the

terms

and

conditions

of

such

Letter

of

Credit

or

(iii)

retaining

Drawing

Documents
presented

under a

Letter

of Credit.

Bank shall

be deemed

to have

acted with

due diligence

and
reasonable

care

if Bank’s

conduct

is in

accordance

with Standard

Letter

of Credit

Practice

or in
accordance

with

any

Credit

Document.

No

Indemnified

Person

shall

be

liable

for

any

damages
arising

from

any

errors,

omissions,

interruptions

or

delays

in

transmission

or

delivery

of

any
message,

advice

or

document

(regardless

of

how

sent

or

transmitted)

in

connection

with

this
Agreement or the other Credit Documents, except

to the extent that any losses,

claims, damages,
liabilities or

expenses result

from the

gross negligence

or willful misconduct

of such

Indemnified
Person

in making

any

such

transmission

as determined

by

a final

nonappealable

judgment

of a
court of competent jurisdiction.
(c)
Waiver

of

Consequential

Damages,

etc
.

Notwithstanding

anything

to

the

contrary

in

this
Agreement or in any other Credit Document, no Indemnified Person shall be liable in contract, tort
or

otherwise

for

any

punitive,

exemplary,

consequential,

indirect

or

special

damages

or

losses
regardless

of

whether

or

not

such

party

or

Indemnified

Person

shall

have

been

advised

of

the
possibility

thereof

or

the

form

of action

in

which

such

damages

or

losses

may

be

claimed.

The
Account Party shall take

commercially reasonable action to avoid

and mitigate the amount of

any
damages claimed

against Bank

or any

other Indemnified

Person,

including by

enforcing its

rights
in appropriate proceedings diligently

pursued in the underlying transaction.
(d) No Responsibility or Liability . Without limiting any other provision of this Agreement or any other
Credit Document, Bank and

each other Indemnified Person

(if applicable) shall not be responsible
to the

Account Party

for,

and/or Bank’s

rights and

remedies against

the

Account

Party

and

the
Obligations shall not be impaired by:
(i)

honor

of

a

presentation

under

any

Letter

of

Credit

that

on

its

face

substantially
complies with the terms and conditions of such Letter of Credit,

even if the Letter of
Credit requires strict compliance by

the beneficiary;

Confidential
(ii)

acceptance as

a draft

of any

written or

electronic demand

or request

for payment
under a Letter of Credit, even if nonnegotiable

or not in the form of a draft;
(iii)

the identity or authority of any presenter

or signer of any Drawing Document

or the
form,

accuracy,

genuineness

or

legal

effect

of any

Drawing

Document

(other

than
Bank’s

determination

that

such

Drawing

Document

appears

on

its

face

to
substantially comply with the terms

and conditions of the Letter of Credit);
(iv)

acting

upon

any

Instruction

that

it

in

good

faith

believes

to

have

been

given

by

a
Person authorized to

give such Instructions;
(v)

any errors in interpretation

of technical terms or in translation;
(vi)

any acts,

omissions or

fraud by,

or the solvency

of,

any beneficiary,

any nominated
person or entity or any other Person,

other than an Indemnified Person;
(vii)

any breach of contract

between the beneficiary and

the Account Party or any

of the
parties to the underlying transaction;
(viii)

payment to any paying or negotiating bank (designated or permitted by the terms of the

applicable

Letter

of

Credit)

claiming

that

it

rightfully

honored

or

is

entitled

to
reimbursement or indemnity

under Standard Letter

of Credit Practice

applicable to it;
(ix)

acting

as

required

or permitted,

or

failing

to

act as

permitted,

in

each

case

under
Standard

Letter

of

Credit

Practice

applicable

to

where

it

has

issued,

confirmed,
advised or negotiated such Letter

of Credit, as the case may be;
(x)

honor

of

a

presentation

after

the

expiration

date

of

any

Letter

of

Credit
notwithstanding

that

a

presentation

was

made

prior

to

such

expiration

date

and
dishonored

by

Bank

if

subsequently

Bank

or

any

court

or

other

finder

of

fact
determines such presentation

should have been honored;
(xi)

dishonor

of

any

presentation

that

does

not

strictly

comply

or

that

is

fraudulent,
forged or otherwise not entitled to honor;

(xii)

honor of a presentation that is

subsequently determined by Bank to have been

made
in violation

of international,

federal, state

or local restrictions

on the transaction

of
business with certain prohibited Persons; or
(xiii)

amending

a

Letter

of

Credit

to

reflect

any

change

of

address

or

other

contact
information of any beneficiary
(e)

Within

15

Business

Days

after

the

Closing

Date,

the

Account

Party

shall

pay

to

the

Bank

or

its
designee all reasonable and

documented costs and expenses incurred by

the Bank as

of the

Closing
Date (including the

reasonable fees and

expenses of counsel)

in connection with

this Agreement,
the other Credit Documents and the transactions

contemplated hereby.
6.

REPRESENTATIONS

AND

WARRANTIES
.

The Account Party hereby represents

and
warrants to Bank (all of which representations

and warranties will be repeated as

of the date of each new
Application submitted by the Account

Party to Bank and as of the date of issuance

of any Letter of Credit
requested in each such Application)

as follows:

Confidential
(a) Organization, etc.
It is duly organized or formed, validly existing

and (to the extent applicable
under the laws of the relevant jurisdiction) in good standing under the laws of the jurisdiction of its organization or formation,

and is duly qualified or licensed to

do business

(and in

good
standing

as

a

foreign

corporation

or

entity,

if

applicable)

in

all

jurisdictions

in

which

such
qualification or

licensing is

required or

in which the

failure to

so qualify or

to be so

licensed
would have a Material Adverse Effect.

It does not have any Subsidiaries.

(b)
Power

and Authority.
It has

the requisite

power and

authority to

execute

and

deliver

this
Agreement and each other Credit Document to which

it is a party and

to perform and observe
the terms and

conditions stated

herein and therein,

and it has

taken all

necessary corporate
or

other

action

to

authorize

its

execution,

delivery

and

performance

of

each

such

Credit
Document.
(c)
Valid and

Binding Obligation.
This Agreement

constitutes, and

each other Credit

Document
when signed and delivered by it to Bank will constitute,

its legal, valid and binding obligation,
enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy,

insolvency,

reorganization,

moratorium or other

similar laws affecting

creditors’
rights against

it generally,

by general

equitable principles

or by

principles of

good faith

and
fair

dealing,

and assuming

that this

Agreement and

each such

other Credit

Document

have
been validly executed and delivered by

each party thereto other than the Account Party.
(d) No Violation or Breach.
Its execution, delivery

and performance of each Credit

Document to
which it is a

party and the payment of

all sums payable by it under

each such Credit Document
do not and will not: (i)

violate or contravene its memorandum of association, by-laws or other organizational

documents;

(ii)

violate

or

contravene

any

order,

writ,

law,

treaty,

rule,
regulation

or

determination

of

any

Governmental

Authority,

in

each

case

applicable

to

or
binding

upon it

or any

of its

property,

the violation or contravention

of which would have

a
Material Adverse Effect;

or (iii) result in the breach of any provision of, or in the imposition of any

Lien

or

encumbrance

(except

for

Liens

or

encumbrances

created

under

the

Credit
Documents)

under,

or

constitute

a

default

or

event

of

default

under,

any

agreement

or
arrangement

to

which

it

is

a

party

or

by

which

it

or

any

of

its

property

is

bound,

the
contravention

of which agreement or arrangement would

have a Material Adverse Effect.
(e) Approvals.
No

authorization,

approval

or

consent

of,

or

notice

to

or

filing

with,

any
Governmental

Authority is

required

to be

made by

it in

connection with

the execution

and
delivery

by

it of

any

Credit

Document to

which it

is a

party or

the issuance

by Bank

of any
Letter

of

Credit

for

the

account

of

the

Account

Party

pursuant

to

this

Agreement

and

the
related Application,

except

for those

which have

been duly

obtained,

taken,

given or

made
and

are

in

full

force

and

effect;

and

except

where

failure to obtain

the foregoing could

not
reasonably be expected

to have a

Material Adverse Effect.
(f)
Compliance

with

Laws.
It

is

in

compliance

with

all

applicable

laws

and

regulations,

except
where

the

noncompliance

with

which

would

not

have

a

Material

Adverse

Effect,

and

no
Application, Letter

of Credit or

transaction of

the Account Party

under any Credit

Document
to

which

it

is

a

party

will

contravene

any

laws,

treaties,

rules

or

regulations

of

any
Governmental

Authority,

including

any

foreign

exchange

control

laws

or

regulations,

U.S.
foreign assets

control laws

or regulations

or currency reporting laws and regulations, now or
hereafter

applicable

to it,

except

where the

noncompliance

with

which

would

not

have

a
Material Adverse Effect.
(g)
No Default Under Other

Agreements.
It is not in default

under any agreement,

obligation or
duty to which

it is a

party or by

which it or

any of its

property is

bound, which would

have a
Material Adverse Effect.

Confidential
(h)
No

Arbitration

Proceeding

or

Litigation.
There

is

no

pending

or,

to

the

knowledge

of

the
Account Party,

threatened

arbitration

proceeding, litigation

or action

against it

which (i)

is
reasonably

likely

to have

a Material

Adverse

Effect

or (ii)

may affect

the legality,

validity or
enforceability of this Agreement

or the other Credit Documents.
(i)
Anti-Corruption Laws; Anti-Money

Laundering Laws and Sanctions
.
(i)

None of

(i) the

Account Party

or,

to the

knowledge of

the Account

Party,

any of

its
directors,

officers, or

employees, or

(ii) any

agent or representative

of the

Account
Party

that

will

act

in

any

capacity

in

connection

with

this

Agreement,

(A)

is

a
Sanctioned Person or

currently the subject

or target of

any Sanctions, (B) is controlled
by or

is acting

on behalf

of a

Sanctioned Person or

(C) is located, organized or resident
in a country or territory that is,

or whose government is, the subject of Sanctions,

in
a

manner

that

would

result

in

the

violation

of

applicable

Sanctions

by

any

party
hereto.

(ii)

The Account Party has implemented

and maintains in effect

policies and procedures
designed to

ensure compliance

by the

Account

Party and

its directors,

officers and
employees with

all applicable

Anti-Corruption Laws,

Anti-Money Laundering Laws and
Sanctions.
(iii)

The Account Party and, to the knowledge of

the Account Party, each director,

officer,
employee and

agent of

the Account

Party,

is in compliance

with all

applicable Anti-
Corruption Laws, Anti-Money Laundering Laws and Sanctions in all

material respects.

(iv)

No

proceeds

of

any

Letter

of

Credit

have

been

used,

directly

or

indirectly,

by

the
Account Party or, to the knowledge of the

Account Party, any of its directors, officers,
employees and agents in violation of Section
7
(h)
.
(j)
Filed All Tax Returns

and Paid All Taxes.
It has filed all required tax returns,

and all Taxes,
assessments and other governmental

charges due from it have been

fully paid, except for
Taxes

which are being contested in

good faith or those which the failure to

file or pay would
not have a Material Adverse

Effect. It has established

on its books reserves adequate for

the
payment of all federal, state

and other income tax liabilities, including those

being contested
in good faith.
(k)
Financial

Statements.
The

financial

statements

most

recently

furnished

to

Bank

by

the
Account

Party

fairly

present

in

all

material

respects

the

financial

condition

of

the

Account
Party as at the date

of such financial

statements and for the periods then ended

in accordance
with GAAP (except as disclosed therein

and, in the case of

interim financial statements for any
fiscal quarter, subject to normal year-end adjustments and except that footnote and schedule disclosure

may

be

abbreviated),

and

there

has

been

no

material

adverse

change

in

the
Account Party’s

business or financial

condition or

results of operations

since the date

of the
Account Party’s

most recent annual financial statements.
(l)
Margin

Stock.
It

is

not

engaged

principally

or

as

one

of

its

activities

in

the

business

of
extending

credit

for

the purpose

of “purchasing”

or “carrying”

any

“margin

stock”

(as each
such term is defined or used, directly or indirectly,

in Regulation U of the Board of

Governors
of the Federal

Reserve System).

No part of the

proceeds of any

Letters of

Credit will be used
for purchasing or carrying margin

stock or for any purpose

which violates, or which would be
inconsistent with, the provisions

of Regulation T,

U or X of such Board of Governors.

Confidential
(m)
No Material

Adverse Effect
. There has

been no Material

Adverse Effect

since December

31,
2021, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Effect.
(n)
Investment

Company
. It

is not

an

“investment

company”

or

a company “controlled”

by

an
“investment company” (as each such term is

defined or used in

the Investment Company Act).
(o) Solvency
.

It is Solvent.
(p) ERISA.

It

does

not

have

any

direct

obligation

or

direct

liability

in

respect

of

any

Plan

or
Multiemployer

Plan,

and

except

as

would

not

reasonably

be

expected

to

have

a

Material
Adverse Effect,

no ERISA Affiliate

thereof has any

obligation or liability

in respect of any

Plan
or Multiemployer

Plan. With

respect to

its obligations

to each

Plan, it

is in

compliance in

all
material respects

with the

applicable provisions

of ERISA

and the

Code and

the regulations
and published interpretations thereunder and other federal or state laws.

No ERISA Event has
occurred

or

is

reasonably

expected

to

occur

that,

when

taken

together

with

all

other such
ERISA Events

for which liability

is reasonably expected

to occur,

has had or

could reasonably
be expected to result in a Material Adverse

Effect.

7.

AFFIRMATIVE

COVENANTS
.

Until

all

of

the

Obligations

(other

than

contingent

indemnification
obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated
or expired without any pending drawing thereon,

and the Commitment has been

terminated, the Account Party
covenants and agrees to the following:
[*****]
[*****]
(a)

Notice of

Litigation and

Other Matters
.

Promptly (but

in no

event later than

ten (10) days after
any Responsible Officer

of the Account Party

becoming aware thereof),

it shall notify Bank in
writing of:
(i)

the occurrence of any Default

or Event of Default;
(ii)

the

commencement

of

all

proceedings

and

investigations

by

or

before

any
Governmental Authority

and all actions

and proceedings

in any court

or before

any
arbitrator against

or involving

the Account

Party or

any of

its respective

properties,
assets or businesses in each

case that if adversely

determined would

reasonably

be
expected to result in a Material

Adverse Effect;
(iii)

any attachment, judgment, Lien, levy or order exceeding the Threshold Amount that
has been assessed against the Account Party;

and
(iv)

any announcement by A.M. Best of

any change in the Financial

Strength Rating of the
Account Party.
Each notice

pursuant

to
Section 7
(c)
shall be

accompanied by

a statement

of a

Responsible
Officer of

the Account

Party,

setting

forth

details

of the

occurrence referred

to therein and
stating what action

the Account Party has

taken and proposes to take with

respect thereto and
shall describe with particularity any and all provisions of this Agreement and any other Credit
Document that have been breached.
(b)

[Reserved.]

Confidential
(c)

Payment

of Taxes

and Other

Obligations
.

Except where

the failure

to pay

or perform such
items described in this Section would not reasonably be expected to have a Material

Adverse
Effect,

it

will

pay

and

perform

all

taxes,

assessments

and other

governmental

charges

that
may

be levied

or assessed

upon it

or any

of its

property;

provided,

that it

may

contest

any
item described in this Section in good faith

so long as adequate reserves are

maintained with
respect thereto in accordance

with GAAP.
(d)

Compliance

with

Laws

and

Approvals
.

It

shall

observe

and

remain

in

compliance

in

all
material

respects

with

all

applicable

laws

and

maintain

in

full

force

and

effect

all
Governmental Approvals,

in each case applicable to the conduct of its business except where
the failure to

do so

would not reasonably

be expected

to have a

Material Adverse Effect.
(e)

Maintenance of Books and

Records; Inspection
. It shall

(i) maintain adequate books, accounts
and records, in which full, true and correct entries in all material respects shall be made of all
financial

transactions

in

relation

to

its

business

and

properties,

and

prepare

all

financial
statements

required

under

this

Agreement,

in

each

case

in

accordance

with GAAP

and in
compliance with the requirements of any Governmental

Authority having

jurisdiction over it,
and

(ii)

permit

employees

or

agents

of

Bank,

and

after

the

occurrence

and

during

the
continuance

of an

Event

of Default,

Bank, to

visit and

inspect its

properties and

examine or
audit its

books, records,

working papers

and accounts

and make

copies and

memoranda

of
them, and at

its own cost

and expense (other

than after the

occurrence of an

Event of Default),
and

to

discuss

its

affairs,

finances

and

accounts

with its

officers

and

employees

and,

upon
notice

to

it,

its

independent

public

accountants

(and

by

this

provision

it

authorizes

such
accountants

to discuss

its the

finances and

affairs),

all at

such times

that will

not materially
interrupt

or

interfere

with

the

operation

of

its

business

and

from

time

to

time,

upon
reasonable

notice and during business hours, as may be reasonably requested;

provided that
except

during

the

continuance

of

an

Event

of

Default

Bank

shall

not

exercise

such

rights
described in clause (ii) of this Section more than once per calendar year.
(f)

Use of Proceeds
.

It shall comply with the following:
(i)

The Account

Party

shall use

the Letters

of Credit

to

support

insurance

obligations,
obligations under

reinsurance agreements

and retrocession

agreements and

similar
risk obligations.
(ii)

The

Account

Party

shall

not

request

or

use

any

issued

Letter

of

Credit,

(i)

in
furtherance of

an offer,

payment,

promise to

pay,

or authorization

of the

payment
or giving of money,

or anything else

of value, to

any Person

in violation of

any Anti-
Corruption Laws, (ii) for

the purpose of

funding, financing or

facilitating any activities,
business

or

transaction

of

or

with

any

Sanctioned

Person,

or

in

any

Sanctioned
Country,

except

to

the

extent

permitted

for

a

Person

required

to

comply

with
Sanctions or (iii) in any

manner

that

would

result

in

the

violation

of

any

Sanctions
applicable to any party hereto.
(g)
Accuracy

of

Information.

It

will

ensure

that

any

information,

including

financial
statements or

other documents,

furnished by it

to Bank in

connection with this

Agreement or
any

amendment

or

modification

hereof

or

waiver

hereunder

contains

no

material
misstatement

of

fact

or

omits

to

state

any

material

fact

necessary

to

make

the

statements
therein,

in

the

light

of

the

circumstances

under

which

they

were

made,

not

materially
misleading, and the furnishing of such information shall be deemed to be a representation and warranty by it on the date thereof

as to the matters specified

in this Section.

Confidential
(h)

Compliance with Anti-Corruption Laws; Anti-Money

Laundering Laws and Sanctions
. It shall
maintain in

effect and

enforce

policies and

procedures

designed to

ensure compliance

by it
and its directors, officers, employees

and agents with

all applicable

Anti-Corruption Laws, Anti-
Money Laundering Laws, and Sanctions.
(i)

Further Assurances.
It will

execute and deliver

to Bank

such additional

certificates, instruments
and/or documents and take such additional action as

may be reasonably requested by Bank

to
enable

Bank

to

issue

any

Letter

of

Credit

pursuant

to

this

Agreement

and

the

related
Application, to

protect, exercise

and/or enforce

Bank’s

rights and

interests under

any Credit
Document and/or to give effect

to the terms and provisions of any

Credit Document.
(j)

Maintenance

of

Existence.

It

shall

(i) maintain

its

entity

existence,

and

(ii) maintain

in

full
force

and

effect

all

licenses,

bonds,

franchises,

leases,

trademarks,

qualifications

and
authorizations

to

do

business,

and

all

patents,

contracts

and

other

rights

necessary

or
advisable to the

profitable conduct

of its businesses,

in each case except

where failure

to do
so could not reasonably be expected to have

a Material Adverse Effect.
(k)

Change in Nature of Business.

It shall will not, at

any time from the date hereof until the Final
Expiry Date, make

any material

change in the

nature of its

business as carried

on at the date
hereof that could be reasonably expected

to have a Material Adverse

Effect or enter

into any
new

line

of

business

that

is

not

similar,

corollary,

related,

ancillary,

incidental

or
complementary,

or

a

reasonable

extension,

development

or

expansion

thereof

or

ancillary
thereto the business as carried on as of the date

hereof.
(l)

Payment

of

Liabilities.

It

shall

pay

and

discharge,

in

the

ordinary

course

of

business,

all
obligations

and

liabilities

(including

tax

liabilities

and

other

governmental

charges),

except
where the

same may

be contested

in good

faith by

appropriate

proceedings

and for

which
adequate reserves with

respect thereto have

been established in accordance

with GAAP and
except where the same could not

reasonably be expected to have

a Material Adverse Effect.
8.
FINANCIAL

COVENANTS.
Until

all

of

the

Obligations

(other

than

contingent

indemnification
obligations not then due) have been

paid and satisfied in full

in cash, all Letters of Credit

have been terminated
or

expired,

without

any

pending

drawing

thereon,

and

the

Commitment

terminated,

the

Account

Party
covenants and agrees to the following:
(a)
Minimum Total

Shareholder’s Equity
. The total

shareholder’s equity

of the Account

Party,
determined

in

accordance

with

GAAP,

shall

be

at

all

times

an

amount

not

less [*****]

(b) Financial Strength Ratings . The Account Party shall at all times maintain a financial strength rating by A.M. Best Company and

shall not permit such rating to be lower than

[*****]

9.
NEGATIVE

COVENANTS.
(a)

[Reserved].
10. EVENTS OF DEFAULT . Each of the following shall be an “ Event of Default ” under this Agreement:
(a)
Failure

to

Reimburse

Draws.
The

failure

by

the

Account

Party

to

reimburse

or

pay

any
drawing under any Letter

of Credit or accrued interest thereon

on the Due Date

therefor.
(b)
Failure

to Pay

Certain Other

Amounts.
The failure

by the

Account Party

to pay

any fee

or
other amount when

due under or in

connection with any

Credit Document or

any Letter

of
Credit within three (3) Business Days

after the same shall become due and

payable.

Confidential
(c)
Breach

of

Representation

and

Warranty.
Any

representation,

warranty,

certification

or
statement

made or furnished

by the Account

Party under

or in connection

with any

Credit
Document or as an inducement to Bank to issue a Letter of Credit shall be false, incorrect

or
misleading

in

any

material

respect

when

made

(except

to

the

extent

any

such
representation,

warranty,

certification or statement

is qualified by

materiality or reference
to

Material

Adverse

Effect,

in

which

case,

such

representation,

warranty,

certification

or
statement shall be true, correct

and complete in all respects).
(d)

[
Reserved. ]
(e)
Failure to Perform

or Observe Covenants.
(i)

The Account Party’s failure to

perform or observe

any term, covenant

or agreement
contained in Sections
7(c)(i)
,
7(h)
or
8
;

or
(ii)

The Account Party’s failure

to perform or

observe any term,

covenant or agreement
contained in any Credit Document

(other than those referred to

in subsections
(a), (b),

(c), (d) and (e)(i) of this
Section
10
), and with respect to any such failure
or breach that by

its nature can be cured, such failure

or breach shall continue or
remain unremedied for

thirty (30) calendar days after

the earlier of (1) Bank’s
delivery of written notice thereof to the Account

Party,

and (2) the Account Party
having actual knowledge that such failure

or breach has occurred.

(f)
Insolvency Proceedings,

Etc.
The Account

Party institutes

or consents

to the institution

of
any

proceeding

under

any

Bankruptcy

Law;

or

makes

an

assignment

for

the

benefit

of
creditors; or applies for or consents to the appointment of any receiver,

trustee, custodian,
conservator,

liquidator,

rehabilitator or similar officer for it or for all or any material part of its

property;

or

any

receiver,

trustee,

custodian,

conservator,

liquidator,

rehabilitator

or
similar officer is appointed without the application or

consent of the Account Party, and the
appointment continues undischarged, undismissed or unstayed for sixty (60) calendar days;
or any

proceeding under

any Bankruptcy

Law relating

to the Account

Party or to all or any
material part of

their respective

property is instituted

without the consent

of the

Account
Party, and continues undischarged, undismissed or unstayed

for sixty (60) calendar days; or
an order for relief is entered

in any such proceeding; or the Account Party

becomes unable
or admits in writing its inability or fails generally to

pay its debts as they become due.
(g)
Sale of Assets; Merger; Dissolution.

There shall occur in one or a series of

transactions:

(i)
the sale, assignment or transfer of all or

substantially all of the assets

of the Account Party);
(ii) a merger, amalgamation or consolidation of the Account Party without the prior written
consent of Bank, except that

the Account Party may merge,

amalgamate or consolidate
with any Person so long as the Account

Party is the surviving entity in

any such transaction;
or (iii) the dissolution of the Account Party.
(h) Credit Documents
. Any

provision of

any Credit

Document to

which the

Account Party

is a
party shall for any reason cease to

be valid and binding or

enforceable; or the Account Party
shall deny or disaffirm in writing the enforceability of any provision of any Credit Document to which it is a party.

Confidential
(i)
Indebtedness

Cross-Default
.

The

Account

Party

shall

(i)

default

in

the

payment

of

any
Indebtedness

(other

than

the

Obligations

and

other

than

Indebtedness

solely

among

or
between

the

Account

Party

and

its

affiliates)

the

aggregate

principal

amount

(including
undrawn committed

or available

amounts), or

with respect

to any

Hedge Agreement,

the
Hedge Termination Value,

of which is in excess of the Threshold Amount beyond the period of grace

if any,

provided

in the

instrument

or agreement

under which

such Indebtedness
was

created,

or (ii)

default

in the

observance

or performance

of any

other agreement

or
condition relating to any Indebtedness

(other than the

Obligations and other than

in respect
of Indebtedness solely among or

between the Account Party and its

affiliates) the aggregate
principal amount

(including undrawn

committed or

available amounts),

or with respect

to
any Hedge Agreement, the Hedge Termination

Value, of which is in excess of the Threshold
Amount

or

contained

in

any

instrument

or

agreement

evidencing,

securing

or

relating
thereto

or

any

other

event

shall

occur

or

condition

exist

other

than

in

respect

of

an
instrument,

agreement,

or condition

solely among

or between

the Account

Party

and its
affiliates, the effect of which default or other

event or condition

is to

cause with

the giving

of
notice and/or lapse of

time, if required, any such

Indebtedness to (A) become due, or to be
repurchased,

prepaid,

defeased

or redeemed

(automatically

or otherwise),

or an

offer

to
repurchase,

prepay,

defease or

redeem such

Indebtedness to

be made, prior

to its stated
maturity (any applicable

grace period having expired)

or (B) be cash collateralized

(it being
understood

that

a

pledge

of

cash

collateral

by

the

Account

Party

to

secure

a

Hedge
Agreement as initial or variation margin does not trigger a violation of this clause (B)).

(j) Judgment
.

One or more judgments, orders or decrees (excluding

those entered

against the
Account

Party

in

any

arbitration

or

litigation

related

to

(re)insurance

coverage

disputes
arising

in

the

ordinary

course

of

business

involving

any

reinsurance

agreement

(treaty

or
facultative), or direct insurance

policy) shall be entered or filed against the Account

Party by
any

court

and

continues

without

having

been

dismissed,

discharged,

vacated

or

stayed
within sixty (60) days

after the entry thereof or is not

otherwise

being

appropriately

contested
in good

faith

and such judgments, orders or decrees are either

(i) for the payment

of money,
individually

or

in

the

aggregate

(not

paid

or

fully

covered

by

insurance

as

to

which

the
relevant

insurance

company

has

acknowledged

coverage),

equal

to

or

in

excess

of

the
Threshold Amount

or (ii)

for injunctive relief and could reasonably

be expected, individually
or in

the aggregate, to

have a Material Adverse Effect.
(k)
Employee

Benefit

Matters
.

Except

as

would

not

reasonably

be

expected

to

result

in

a
Material Adverse

Effect,

any Lien shall be imposed on the assets of the Account Party under
ERISA with respect

to any Plan

or under any

foreign laws

similar to ERISA governing

foreign
pension plans.
(l) Change in Control.

The occurrence of any Change in Control.

11.

REMEDIES
.

Upon the occurrence and during the continuance of any

Event of Default:
(a)

Bank

may

terminate

the

Commitment

and

declare

all

amounts

owed

to

Bank

under

this
Agreement or any

of the

other Credit Documents

and all

other Obligations, to

be forthwith due
and

payable,

whereupon

the

same

shall

promptly

become

due

and

payable

without
presentment, demand, protest or other

notice of

any kind, all

of which

are expressly waived by
the Account Party,

anything in this Agreement or the other Credit Documents to the contrary notwithstanding;

provided,

that

upon

the

occurrence

of

an

Event

of

Default

specified

in
Section
10(f)
,

the

Commitment

shall

be

automatically

terminated

and

all

Obligations

shall
automatically

become

due

and

payable

without

presentment,

demand,

protest

or

other
notice of

any kind,

all of

which are

expressly

waived by

the Account

Party,

anything

in

this
Agreement or in any other Credit Document

to the contrary notwithstanding.

Confidential
(b)

Solely with respect

to the occurrence of

an Event

of Default under
Sections
10(a)
,
(b)
,
or
(f)
,
Bank

may

terminate

any

or

all

of the

Letters

of Credit

or

give

Notices

of Non-Extension

in
respect thereof, in

each case if permitted in accordance

with their terms.

(c)

Bank may exercise from time to time any of

the rights, powers and remedies available to Bank
under any Credit Document to which

the Account Party is a

party, under any other documents
now or

in the future

evidencing or

securing the

Obligations

or under

applicable

law,

and all
such remedies shall be cumulative and not exclusive.
12.

SUBROGATION
.

Without limiting any rights or remedies of Bank

under applicable law,

if an Event of
Default is continuing regarding

the Account Party’s

obligation to reimburse or pay

any drawing under any
Letter of Credit on the Due Date,

Bank, at its option, shall be subrogated

to the Account Party’s

rights against
any Person who may

be liable to the Account Party on any

obligation underlying any Letter

of Credit.

13.

TERM

OF

AGREEMENT
.

This

Agreement

shall

remain

in

effect

from

the

Closing

Date

through

and
including the date upon which all Obligations

(other than contingent indemnification obligations

not then due)
arising hereunder

or under

any other

Credit Document

shall have

been indefeasibly

and irrevocably

paid and
satisfied in full, all Letters of Credit have been terminated or expired without any pending drawing thereon, and
the Commitment has been terminated.

No termination of this Agreement shall

affect the rights and obligations
of the

parties hereto

arising prior

to such

termination or

in respect

of any

provision of

this Agreement

which
survives such termination.
14.

USA

PATRIOT

ACT;

ANTI-MONEY

LAUNDERING

LAWS
.

Bank

hereby

notifies

the

Account Party

that
pursuant to

the requirements

of the PATRIOT

Act or any

other Anti-Money Laundering

Laws,

it

is

required

to
obtain, verify

and record

information

that identifies

the Account

Party,

which information

includes the name
and address

of the

Account

Party

and other

information that

will allow

Bank

to identify

the Account

Party

in
accordance with the PATRIOT Act or such Anti-Money Laundering Laws.
15.

GOVERNING LAW; UCP; ISP; STANDARD LETTER OF CREDIT

PRACTICE
. Each Credit Document

and each
Letter of Credit shall be governed by and construed

in accordance with (a) in the case of each Credit Document
(other than the Letters

of Credit), the substantive

laws of New York and (b) in the case of each

Letter of Credit,
such Letter of Credit will be governed

by and construed in accordance with the

governing law (if any) specified
in such Letter

of Credit, which

governing law

may be

specified by Bank

at the Account

Party’s

request or

with
its

approval

(and

which

governing

law

may

include

the

laws

of

a

particular

jurisdiction

and

may

include
specification of

ISP or UCP

as the practice

rules to

govern such Letter

of Credit), and

if any such

practice rules
are

specified

in such

Letter

of Credit

then they

are

incorporated

by

reference

into

this Agreement

and shall
control (to the

extent not prohibited

by applicable law) to

the extent of

any conflict with

the law applicable to
such Letter

of Credit.

Unless the

Account Party

specifies otherwise in

its Application

for a

Letter of Credit, the
Account Party

agrees that Bank

may issue a

Letter of Credit

subject to the ISP or

UCP.

Bank’s

privileges, rights
and remedies under the ISP and UCP, as applicable, shall be in addition to, and not in limitation of, its privileges,
rights, and remedies expressly

provided for herein. The ISP

or UCP,

as applicable, shall serve, in the absence of
proof to the contrary, as evidence of Standard Letter of Credit Practice with respect to matters covered therein.
To

the extent

permitted

by

applicable law,

as between

the Account

Party

and Bank,

(i) this

Agreement

shall
prevail in case of conflict between this Agreement, the UCC and/or Standard Letter of

Credit Practice, (ii) the

ISP
shall prevail

in case of conflict

between the ISP

and the

UCC or

other Standard

Letter of

Credit Practice

if the
Letter of Credit

is governed by

the ISP,

and (iii) the UCP shall

prevail in case

of a conflict between

the UCP and
the UCC or other Standard Letter of Credit

Practice if the Letter of Credit is

governed by the UCP.

Confidential
16.

CONSENT TO JURISDICTION AND

VENUE
. THE ACCOUNT

PARTY HEREBY CONSENTS TO THE EXCLUSIVE
JURISDICTION

OF

ANY

STATE

COURT

WITHIN

NEW

YORK

COUNTY,

NEW

YORK

OR

ANY

FEDERAL

COURT
LOCATED WITHIN

THE SOUTHERN DISTRICT OF THE STATE

OF NEW YORK OR ANY APPELLATE

COURT THEREOF
FOR

ANY

PROCEEDING

INSTITUTED

HEREUNDER

OR

UNDER

ANY

OF

THE

OTHER

CREDIT

DOCUMENTS,

OR
ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR

ANY OF THE OTHER CREDIT DOCUMENTS, OR
ANY PROCEEDING

TO

WHICH

BANK

OR

THE

ACCOUNT

PARTY

IS

A PARTY,

INCLUDING

ANY ACTIONS

BASED
UPON,

ARISING

OUT

OF,

OR

IN

CONNECTION

WITH

ANY

COURSE

OF

CONDUCT,

COURSE

OF

DEALING,
STATEMENT

(WHETHER ORAL OR

WRITTEN) OR ACTIONS OF

BANK OR PROCEEDING

TO WHICH BANK

OR THE
ACCOUNT

PARTY

IS

A

PARTY.

THE

BANK

AND

THE

ACCOUNT

PARTY

IRREVOCABLY

AGREE

TO

BE

BOUND
(SUBJECT TO ANY AVAILABLE

RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED

OR RELIEF GRANTED THEREBY
AND FURTHER

WAIVES

ANY OBJECTION

THAT

IT MAY

HAVE

BASED ON LACK

OF JURISDICTION

OR IMPROPER
VENUE

OR

FORUM

NON

CONVENIENS

TO

THE

CONDUCT

OF

ANY

SUCH

PROCEEDING.

THE

BANK

AND

THE
ACCOUNT

PARTY

IRREVOCABLY

AGREE

THAT

SERVICE

OF

PROCESS

MAY

BE

DULY

EFFECTED

UPON

IT

BY
MAILING A COPY THEREOF,

BY REGISTERED OR CERTIFIED MAIL, POSTAGE

PREPAID,

TO IT AT

ITS ADDRESS SET
FORTH

OR

REFERRED

TO

IN
SECTION
19
BELOW.

NOTWITHSTANDING

THE

FOREGOING,

NOTHING

IN

THIS
AGREEMENT

SHALL

AFFECT

THE

RIGHT

OF

ANY

PARTY

TO

SERVE

LEGAL

PROCESS

IN

ANY

OTHER

MANNER
PERMITTED BY LAW

OR THE RIGHT OF BANK

TO BRING ANY ACTION OR PROCEEDING AGAINST

THE ACCOUNT
PARTY OR ITS PROPERTIES

IN THE COURTS OF ANY OTHER JURISDICTION.
17.
WAIVER OF JURY

TRIAL
. TO THE EXTENT

PERMITTED BY APPLICABLE LAW,

THE ACCOUNT PARTY

AND
BANK KNOWINGLY AND VOLUNTARILY

WAIVE ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION
BASED ON, ARISING OUT OF, OR RELATING

TO ANY CREDIT DOCUMENT OR LETTER OF CREDIT, OR ANY COURSE
OF CONDUCT,

COURSE OF DEALING,

STATEMENTS

(ORAL OR WRITTEN)

OR ACTIONS OF

THE ACCOUNT PARTY
OR BANK WITH RESPECT THERETO. THIS WAIVER IS A MATERIAL

INDUCEMENT FOR BANK TO ISSUE LETTERS OF
CREDIT.
18.
BANKRUPTCY

AND

FORFEITURE

REINSTATEMENT
.

If

any

consideration

transferred

to

Bank

in
payment of, or as collateral for, or in satisfaction of the Obligations, shall be voided in whole

or in part as

a result
of (a) a subsequent bankruptcy or insolvency proceeding; (b) any forfeiture or seizure action or remedy; (c) any
fraudulent transfer

or preference

action or remedy;

or (d) any

other civil, criminal

or equitable

proceeding or
remedy,

then Bank’s

claim to

recover

the voided

consideration

shall be

a new

and independent

claim arising
under the applicable

Credit Document

and shall

be due and

payable immediately

by the Account

Party under
the

terms

of

the

Credit

Documents.

Confidential
19. NOTICES
.

Unless

otherwise

expressly

provided

herein,

all

notices,

Instructions,

approvals,
requests, demands,

consents and other

communications provided

for hereunder (collectively,

“
notices ”) shall
be in writing (including

by facsimile or other electronic transmission approved by Bank). All notices shall be sent
by

regular

U.S.

mail

or

registered

or

certified

mail

prepaid,

by

facsimile

or

other

electronic

transmission
approved by Bank, by hand

delivery, by
Federal Express (or other comparable domestic or international delivery service) prepaid to

the applicable address,

facsimile number or

electronic mail address

set forth on

the signature
page hereof in

the case of

the Account Party.

All notices to

Bank (including notices

by email, if

Bank approves
of

receiving

notices

by

email)

shall

be

directed

to

Bayerische

Landesbank,

New

York

Branch,

560

Lexington
Avenue, 22
nd

Floor, New York,

New York 10022, Attention: Maddalena Scenna & Chris Catucci, email addresses:
MScenna@bayernlbny.com

and
Chris.Catucci@bayernlbny.com

with

a

copy

to

Bayerische

Landesbank,

New
York

Branch, 560

Lexington

Avenue,

22
nd

Floor,

New York,

New York

10022, Attention:

Credit Services,

email
address: creditcompliance@bayernlbny.com
.

Bank may,

but shall not

be obligated

to, require

authentication
of

any

electronic

transmission.

Notices

sent

by

hand,
Federal

Express
(or

other

comparable

domestic

or
international delivery service) or

registered or certified mail shall

be deemed to

have been given when

received;
notices sent by regular U.S. mail shall be deemed to have been received five (5) days after deposit into the U.S.
mail; notices sent

by facsimile or other

electronic transmission shall be deemed

to have been given

upon receipt
by sender

of a

transmission confirmation

or read

receipt.

The Account

Party or

Bank may

change its

address
(including email addresses) for

notices by

notifying the

other of

the new

address in

any manner

permitted by this
Section.

The Account Party irrevocably consents that service of process may be made by registered or certified mail directed to it at the address of its agent for service of process, Conyers Corporate

Services (Bermuda) Ltd.,
Clarendon House, 2 Church Street, Hamilton,

HM 11 Bermuda.
20. WAIVER AND AMENDMENTS
. No modification, amendment or waiver of, or consent to any departure
by Bank

or the

Account

Party from,

any

provision

of any

Credit Document

will be

effective

unless made

in a
writing signed

by the

Account

Party (in

the case

of Bank)

or Bank

(in the

case of

the Account

Party and

then
such waiver

or consent shall

be effective

only in the

specific instance

and for the

purpose for which

given. No
party’s

consent

to

any

amendment,

waiver

or

modification

shall

mean

that

such

party

will

consent

or

has
consented to

any other or

subsequent request

to amend, modify

or waive a

term of any Credit Document.

No
delay by

any party

in

exercising any of

its rights

or remedies

shall operate as

a waiver, nor shall

any single

or partial
waiver of any right

or remedy preclude

any other further exercise of that right or remedy,

or the exercise of any
other right or remedy.
21. SUCCESSORS AND ASSIGNS
. Each Credit Document

to which the

Account Party is a

party will be

binding
on the

Account

Party’s

successors

and permitted

assigns, as

applicable,

and shall

inure to

the benefit

of the
respective

successors

and

permitted

assigns

of

the

Account

Party

and

Bank.

Except

as

provided

in

the

last
sentence of this Section
21
,

Bank may assign

its rights and

obligations under

each Credit Document,

including
its rights to reimbursement regarding any Letter of Credit, in whole or in part, with the

Account Party’s consent;
provided that the Account Party shall be deemed

to have consented to any such assignment unless it objects by written notice to Bank within ten (10)

Business Days after having received notice thereof; and,

provided further,
that the Account Party’s consent to an assignment to any Person shall not be required if (i) the assignment is to
an affiliate

of Bank

or (ii)

an

Event

of Default

has

occurred

and is

continuing.

Bank may

sell to

one or

more
Persons participations

in or to all or a

portion of its rights

and obligations under the Credit Documents without
the Account

Party’s consent.

Any assignment in

violation of this
Section
21
shall be void. The

Account Party shall
not assign or transfer any of its interests, rights or remedies related to any Credit Document, in whole or in

part,
without the prior written consent

of Bank. Any

Person to

whom Bank delegates

its obligation

to issue a

Letter
of

Credit

must

be

a

bank,

or

a

branch

or

affiliate,

that

is

on

the

List

of

Qualified

U.S.

Financial

Institutions
maintained by the Securities Valuation

Office of the National Association of Insurance Commissioners.

Confidential
20. SEVERABILITY
. Whenever

possible, each

provision of

each Credit

Document shall

be interpreted

in a
manner as to be

effective and

valid under applicable

law,

but if any provision

of any Credit

Document shall

be
prohibited

by

or

invalid

under

applicable

law,

such

provision

shall

be

ineffective

only

to

the

extent

of

such
prohibition

or invalidity

without invalidating

the remainder

of such

provision

or any

remaining

provisions

of
such Credit Document.
21.
ENTIRE

AGREEMENT.
This

Agreement,

together

with

the

other

Credit

Documents

and

any

other
agreement,

document

or instrument

referred

to herein,

constitute

the final,

exclusive

and entire

agreement
and

understanding

of,

and

supersede

all

prior

or

contemporaneous,

oral

or

written,

agreements,
understandings,

representations

and negotiations

between,

the parties

relating

to the

subject

matter

of the
Credit Documents, provided that this Agreement

shall not supersede any reimbursement

agreement (however
titled) that has

been entered into

specifically with respect

to any

“direct pay”

standby letter

of credit or other
similar

standby

letter

of

credit

where

the

terms

of

such

reimbursement

agreement

have

been

drafted

to
specifically address

the particular

attributes

of,

or the

particular circumstances

of the

underlying transaction
supported by,

such standby letter of credit.
22. SURVIVAL
.

All

covenants,

agreements,

representations

and

warranties

made by

the

Account

Party
herein and in the other

Credit Documents and in

the certificates or other

instruments

delivered in connection
with or pursuant to

this Agreement or any

other Credit Documents shall be

considered to have been relied upon
by the other parties hereto

and shall survive the execution

and delivery of this Agreement

and the issuance of
any

Letters

of

Credit,

regardless

of

any

investigation

made

by

any

such

other

party

or

on

its

behalf

and
notwithstanding

that

Bank

may

have

had

notice

or

knowledge

of

any

Event

of

Default

or

incorrect
representation

or warranty

at the

time any

credit is

extended hereunder,

and shall

continue in

full force

and
effect

as long

as the

principal of

or any

accrued interest

on any

fee or

any

other amount

payable

under this
Agreement is

outstanding

and unpaid

or any

Letter of

Credit is

outstanding

and so

long as

the Commitments
have not expired or terminated.

The provisions of Sections 2(b)(v), 2(b)(vi), 2(c) and 5 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby,

the expiration
or

termination

of

the

Letters

of

Credit

and

the

Commitments

or

the

termination

of

this

Agreement

or

any
provision hereof.
23.
INTERPRETATION;

COUNTERPARTS;

ELECTRONIC

EXECUTION
.

In

this

Agreement,

(a)

the

term
“including” means “including without limitation”; (b) the terms “will” and “shall” shall have the same meaning,
(c) unless the context

requires otherwise, references

herein to Sections

shall be construed to

refer to Sections
of

this

Agreement;

(d)

references

to

any

laws,

rules,

or

regulations

include

any

amendments

thereto

or
successor or replacement

laws, rules, or

regulations; and (e)

references to

actions Bank “may” take

or omit to
take mean “may in its sole discretion”.

24.
COUNTERPARTS;

ELECTRONIC EXECUTION
.

This Agreement

may be

executed by

one or more

of the
parties to this Agreement on any number of separate

counterparts and all of such counterparts taken

together
shall be

deemed to

constitute

one and

the same

instrument.

Delivery of

an executed

signature

page of

this
Agreement by

any electronic

means that

reproduces an

image of

the actual

executed

signature page

shall be
effective as delivery of a manually executed

counterpart hereof.
25.
NO FIDUCIARY DUTY,

ETC.

Confidential
(a)

The

Account

Party

acknowledges

and

agrees

that

Bank

will

not

have

any

obligations

except

those
obligations expressly set forth herein and in the

other Credit Documents and Bank

is acting solely

in the capacity
of an arm’s length contractual counterparty to the Account Party with respect to the Credit Documents and the
transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the
Account Party or any other Person.

The Account Party agrees that it

will not assert any

claim against Bank based
on

an

alleged

breach

of

fiduciary

duty

by

Bank

in

connection

with

this

Agreement

and

the

transactions
contemplated hereby.

Additionally,

the Account Party

acknowledges and

agrees that

Bank is not

advising the
Account Party

as to any

legal, tax,

investment, accounting,

regulatory or any

other matters

in any jurisdiction.

The

Account

Party

shall

consult

with

its

own

advisors

concerning

such

matters

and

shall

be

responsible

for
making its own independent investigation and appraisal of

the transactions contemplated herein or in the

other
Credit Documents, and Bank shall have

no responsibility or liability to the Account Party

with respect thereto.
(b)

The

Account

Party

further

acknowledges

and

agrees

that

Bank,

together

with

its

branches

and
affiliates, is a full service securities or banking firm

engaged in securities trading and brokerage activities as well as

providing

investment

banking

and

other

financial

services.

In

the

ordinary

course

of business,

Bank may
provide investment

banking and

other financial

services to,

and/or acquire,

hold or

sell, for

its own

accounts
and the accounts of

customers, equity, debt and other securities and

financial instruments (including bank loans
and

other

obligations)

of,

the

Account

Party

and

other

companies

with

which

the

Account

Party

may

have
commercial or other relationships.

With respect to any securities and/or financial instruments

so held by Bank
or any

of its

customers,

all rights

in respect

of such

securities and

financial instruments,

including any

voting
rights, will be exercised by

the holder of the rights, in its sole discretion.
(c)

In addition, the

Account Party

acknowledges and

agrees that

Bank and its

affiliates may

be providing
debt

financing,

equity

capital

or

other

services

(including

financial

advisory

services)

to

other

companies

in
respect of which

the Account Party

may have

conflicting interests

regarding the

transactions described

herein
and otherwise.

Bank will

not use

confidential

information

obtained

from the

Account Party

by virtue

of the
transactions

contemplated

by

the

Credit

Documents

or

its

other

relationships

with

the

Account

Party

in
connection with the

performance by

Bank of services

for other companies,

and Bank will

not furnish any

such
information

to other

companies.

The Account

Party also

acknowledges that

Bank has

no obligation

to use

in
connection with

the transactions

contemplated

by the

Credit Documents,

or to

furnish to

the Account

Party,
confidential information obtained

from other companies.
26.
JUDGMENT

CURRENCY
.

The

Account

Party’s

obligation

to

make

payments

in

any

currency

(the
“
Specified

Currency
”)

shall

not

be

discharged

or

satisfied

by

any

tender,

or

any

recovery

pursuant

to

any
judgment or otherwise, which is expressed in or converted into any currency other than the

Specified Currency,
except to the extent that

such tender or recovery results in the actual receipt by Bank of the full amount of the
Specified Currency payable under this Agreement. The Account Party shall indemnify Bank for any shortfall

and
the

Account

Party’s

obligation

to

indemnify

Bank

and

make

payments

in

the

Specified

Currency

shall

be
enforceable as an alternative or additional cause of action to the extent that such actual receipt is less than the full amount of

the Specified Currency expressed to

be payable hereunder, and shall not be

affected by judgment
being obtained for other sums due hereunder.
27.
ACKNOWLEDGEMENT

AND

CONSENT

TO

BAIL-IN

OF

AFFECTED

FINANCIAL

INSTITUTIONS
.

Notwithstanding anything

to the contrary

in any Credit

Document or in

any other agreement,

arrangement or
understanding

among

any

such

parties,

each

party

hereto

acknowledges

that

any

liability

of

any

Affected
Financial

Institution

arising

under

any

Credit

Document

may

be

subject

to

the

Write-Down

and

Conversion
Powers of the applicable Resolution

Authority and agrees and consents to, and acknowledges

and agrees to be
bound by:
(a)

the

application

of

any

Write-Down

and

Conversion

Powers

by

an

the

applicable

Resolution
Authority to any such

liabilities arising hereunder

which may be

payable to it by

any party hereto that

is an Affected
Financial Institution; and

Confidential
(b)

the effects of any Bail-In Action

on any such liability,

including, if applicable:
(i)

a reduction in full or in part or cancellation of any

such liability;
(ii)

a

conversion

of all,

or

a

portion

of,

such

liability

into

shares

or

other

instruments

of
ownership

in

such

Affected

Financial

Institution,

its

parent

entity,

or

a

bridge

institution

that

may

be
issued to it or otherwise

conferred on

it, and that such shares

or other instruments

of ownership will be
accepted by

it in

lieu of

any rights

with respect

to any

such liability

under this

Agreement

or any

other
Credit Document; or
(iii)

the variation of the terms of such liability in connection

with the exercise of the Write-
Down

and Conversion Powers

of the applicable Resolution Authority.
[SIGNATURE PAGE

FOLLOWS]

Confidential
IN WITNESS WHEREOF,

the parties hereto have duly executed

and delivered this Standby Letter

of
Credit as of the date first set forth

above.
ACCOUNT PARTY :
EVEREST REINSURANCE

(BERMUDA), LTD.

By:__________________________

Name:

Title:
Address for Notices:
Seon Place, 4
th

floor 141
Front Street
Hamilton HM19 Bermuda
BANK :
BAYERISCHE LANDESBANK,

NEW YORK BRANCH
By: _________________________________
Name:

Christopher Catucci
Title:

Senior

Director,

Head

of

Financial

Institutions,

North
America
By: _________________________________
Name:

Sylvia Szawrycka
Title:

Vice President

Confidential
[*****]